UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2016
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016

Shareholder Letter..........................................................   1
Portfolio Management........................................................   2
Performance Summary and Portfolio Components
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........   5
     First Trust Multi Income Allocation Portfolio..........................   7
     First Trust Dorsey Wright Tactical Core Portfolio......................   9
Understanding Your Fund Expenses............................................  11
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........  12
     First Trust Multi Income Allocation Portfolio..........................  32
     First Trust Dorsey Wright Tactical Core Portfolio......................  42
Statements of Assets and Liabilities........................................  43
Statements of Operations....................................................  44
Statements of Changes in Net Assets.........................................  45
Financial Highlights........................................................  48
Notes to Financial Statements...............................................  51
Additional Information......................................................  63

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor") and Stonebridge Advisors, LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Variable Insurance Trust (the "Trust").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended June 30, 2016. Additionally, First Trust has compiled each Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of June 30, 2016, the S&P 500(R) Index was up 15.73%.

First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016


                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust") is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer and Managing Director, First Trust Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016


                               INVESTMENT ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Multi Income Allocation Portfolio (the "Fund"). First Trust manages the Fund's fixed income investments, as well as a portion of the Fund's equity investments.

                                  SUB-ADVISORS

Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities.

                           PORTFOLIO MANAGEMENT TEAMS

FIRST TRUST

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer and Managing Director, First Trust Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
James Snyder, Vice President, First Trust
Jeremiah Charles, Vice President, First Trust

STONEBRIDGE

Scott Fleming, Portfolio Manager, President and Chief Investment Officer of
   Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge

EIP

James J. Murchie, Portfolio Manager, Founder, Principal and CEO of EIP Eva Pao, Co-Portfolio Manager, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2016


                               INVESTMENT ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director,
   First Trust
David G. McGarel, Chief Investment Officer and Managing Director, First Trust Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                              PERIOD ENDED JUNE 30, 2016
                                                                                       1 YEAR
                                                                       SIX MONTH       ANNUAL     SINCE INCEPTION AVERAGE
                                                      INCEPTION DATE  TOTAL RETURN  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                    5/1/12         6.51%         6.29%               8.04%
Blended Benchmark (a)                                                    5.72%         5.21%               8.50%
Barclays U.S. Corporate Investment-Grade Index (b)                       7.68%         7.94%               4.55%
Russell 3000(R) Index (c)                                                3.62%         2.14%              12.23%
Secondary Blended Benchmark (d)                                          6.06%         6.00%               8.80%
Dow Jones Equal Weight U.S. Issued Corporate Bond
   Index(SM) (e)                                                         8.17%         9.13%               4.97%
Dow Jones U.S. Total Stock Market Index(SM) (f)                          3.54%         2.03%              12.12%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                       1 YEAR
                                                                       SIX MONTH       ANNUAL     SINCE INCEPTION AVERAGE
                                                      INCEPTION DATE  TOTAL RETURN  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                   5/1/14         6.71%         6.53%               6.81%
Blended Benchmark (a)                                                    5.72%         5.21%               5.68%
Barclays U.S. Corporate Investment-Grade Index (b)                       7.68%         7.94%               4.48%
Russell 3000(R) Index (c)                                                3.62%         2.14%               6.56%
Secondary Blended Benchmark (d)                                          6.06%         6.00%               6.17%
Dow Jones Equal Weight U.S. Issued Corporate Bond
   Index(SM) (e)                                                         8.17%         9.13%               5.19%
Dow Jones U.S. Total Stock Market Index(SM) (f)                          3.54%         2.03%               6.46%
-------------------------------------------------------------------------------------------------------------------------


(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                                 May 1, 2012 - June 30, 2016

                                                                                                 Dow Jones
                 First Trust/Dow                    Barclays U.S.                               Equal Weight      Dow Jones
                Jones Dividend &                      Corporate        Russell    Secondary     U.S. Issued       U.S. Total
                Income Allocation      Blended     Investment-Grade    3000(R)     Blended     Corporate Bond    Stock Market
               Portfolio - Class I    Benchmark         Index          Index      Benchmark      Index(SM)        Index(SM)
5/1/2012             $10,000           $10,000         $10,000         $10,000     $10,000        $10,000          $10,000
6/30/2012             10,020             9,925          10,135           9,701       9,933         10,152            9,702
12/31/2012            10,438            10,495          10,636          10,331      10,519         10,677           10,322
6/30/2013             10,904            11,026          10,273          11,784      11,047         10,290           11,786
12/31/2013            11,770            12,055          10,472          13,798      12,088         10,523           13,777
6/30/2014             12,318            12,823          11,067          14,756      12,844         11,083           14,733
12/31/2014            12,951            13,269          11,254          15,531      13,336         11,336           15,493
6/30/2015             12,989            13,350          11,150          15,832      13,409         11,215           15,790
12/31/2015            12,962            13,286          11,177          15,606      13,402         11,315           15,559
6/30/2016             13,806            14,046          12,035          16,171      14,214         12,239           16,110

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Primerica, Inc.                                0.5%
Hershey (The) Co.                              0.5
Pfizer, Inc.                                   0.4
MarketAxess Holdings, Inc.                     0.4
A.O. Smith Corp.                               0.4
Cincinnati Financial Corp.                     0.4
Exponent, Inc.                                 0.4
AFLAC, Inc.                                    0.4
Torchmark Corp.                                0.4
SunTrust Banks, Inc.                           0.4
------------------------------------------------------
    Total                                      4.2%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  17.9%
  Industrials                                 14.2
  Information Technology                       7.1
  Consumer Discretionary                       6.3
  Consumer Staples                             5.8
  Health Care                                  3.1
  Materials                                    1.2
  Energy                                       0.8
------------------------------------------------------
Total Common Stocks                           56.4
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                  12.0
  Utilities                                    4.3
  Consumer Staples                             3.7
  Energy                                       3.5
  Information Technology                       3.1
  Industrials                                  2.9
  Consumer Discretionary                       2.8
  Health Care                                  2.7
  Telecommunication Services                   2.4
  Materials                                    0.3
------------------------------------------------------
Total Corporate Bonds & Notes                 37.7
------------------------------------------------------
U.S. Government Bonds & Notes                  4.8
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                   0.6
  Health Care                                  0.3
  Materials                                    0.2
  Energy                                       0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes          1.1
------------------------------------------------------
    Total                                    100.0%
                                             ======

* Amount is less than 0.1%.

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
U.S. Government                                4.8%
Bank of America Corp.                          1.6
Goldman Sachs Group (The), Inc.                1.4
Wells Fargo & Co.                              1.4
Citigroup, Inc.                                1.3
Morgan Stanley                                 1.3
JPMorgan Chase & Co.                           1.3
AT&T, Inc.                                     1.3
Verizon Communications, Inc.                   1.1
Anheuser-Busch Inbev Worldwide, Inc.           0.8
------------------------------------------------------
    Total                                     16.3%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                           12.8%
AA+                                            1.4
AA                                             4.3
AA-                                            8.1
A+                                             8.0
A                                             23.4
A-                                            19.1
BBB+                                           9.4
BBB                                            8.2
BBB-                                           5.3
------------------------------------------------------
    Total                                    100.0%
                                             ======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                              PERIOD ENDED JUNE 30, 2016
                                                                                       1 YEAR
                                                                       SIX MONTH       ANNUAL     SINCE INCEPTION AVERAGE
                                                      INCEPTION DATE  TOTAL RETURN  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION
   PORTFOLIO - CLASS I                                    5/1/14         7.72%         4.98%               4.06%
FIRST TRUST MULTI INCOME ALLOCATION
   PORTFOLIO - CLASS II                                   5/1/14         7.74%         5.13%               4.26%
Broad Blended Benchmark (a)                                              4.75%         4.70%               5.23%
Barclays U.S. Aggregate Index (b)                                        5.31%         6.03%               4.08%
Russell 3000(R) Index (c)                                                3.62%         2.14%               6.56%
Multi Asset Class Blended Benchmark (d)                                  8.16%         4.52%               3.37%
-------------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between the Barclays U.S. Aggregate Index (60%) and the Russell 3000(R) Index (40%).

(b) The Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%)BofA Merrill Lynch Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), BofA Merrill Lynch U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Barclays U.S. Corporate Investment-Grade Index (8%), BofA Merrill Lynch U.S. MBS Index (8%), and BofA Merrill Lynch U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         May 1, 2014 - June 30, 2016

                First Trust Multi                         Barclays                          Multi Asset Class
                Income Allocation     Broad Blended    U.S. Aggregate    Russell 3000(R)         Blended
               Portfolio - Class I      Benchmark          Index              Index             Benchmark
5/1/2014             $10,000             $10,000          $10,000            $10,000             $10,000
6/30/2014             10,320              10,245           10,096             10,470              10,334
12/31/2014            10,457              10,582           10,295             11,020              10,428
6/30/2015             10,383              10,667           10,284             11,234              10,278
12/31/2015            10,119              10,662           10,354             11,073               9,933
6/30/2016             10,900              11,168           10,904             11,474              10,744

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  15.6%
iShares iBoxx $ Investment Grade Corporate
   Bond ETF                                    9.0
First Trust Preferred Securities and
   Income ETF                                  5.9
First Trust Tactical High Yield ETF            5.9
Enterprise Products Partners, L.P.             1.6
iShares MBS ETF                                1.6
Enbridge Energy Partners, L.P.                 1.0
Magellan Midstream Partners, L.P.              1.0
Spectra Energy Partners, L.P.                  1.0
TransCanada Corp.                              0.9
------------------------------------------------------
    Total                                     43.5%
                                             ======


------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
------------------------------------------------------
Exchange-Traded Funds                         38.2%
------------------------------------------------------
Common Stocks:
  Utilities                                    3.8
  Energy                                       3.8
  Financials                                   3.8
  Information Technology                       3.1
  Industrials                                  2.6
  Consumer Discretionary                       1.9
  Health Care                                  1.9
  Consumer Staples                             1.6
  Telecommunication Services                   0.7
  Materials                                    0.7
------------------------------------------------------
Total Common Stocks                           23.9
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  13.5
------------------------------------------------------
Total Real Estate Investment Trusts           13.5
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       9.4
  Utilities                                    1.1
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships             10.8
------------------------------------------------------
U.S. Government Bonds & Notes                  8.8
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  4.2
------------------------------------------------------
Mortgage-Backed Securities                     0.5
------------------------------------------------------
Asset-Backed Securities                        0.1
------------------------------------------------------
    Total                                    100.0%
                                             ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                           PERIOD ENDED JUNE 30, 2016

                                                                                  SIX MONTH        SINCE INCEPTION
                                                                 INCEPTION DATE  TOTAL RETURN  CUMULATIVE TOTAL RETURN

FIRST TRUST DORSEY WRIGHT TACTICAL CORE
   PORTFOLIO - CLASS I                                              10/30/15        -1.34%             -1.93%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE
   PORTFOLIO - CLASS II                                             10/30/15        -1.23%             -1.72%
Broad Blended Benchmark (a)                                                          4.52%              3.48%
Barclays U.S. Aggregate Index (b)                                                    5.31%              4.69%
S&P 500(R) Index (c)                                                                 3.84%              2.50%
----------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between Barclays U.S. Aggregate Index (40%) and the S&P 500(R) Index (60%).

(b) The Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                October 30, 2015 - June 30, 2016

               First Trust Dorsey Wright
               Tactical Core Portfolio -    Broad Blended    Barclays U.S.
                        Class I               Benchmark      Aggregate Index    S&P 500(R) Index
10/30/15                $10,000                $10,000          $10,000             $10,000
12/31/15                  9,940                  9,900            9,941               9,872
6/30/16                   9,807                 10,347           10,469              10,251

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
iShares Core U.S. Aggregate Bond ETF          17.8%
SPDR Barclays International Treasury
   Bond ETF                                   10.6
SPDR Wells Fargo Preferred Stock ETF          10.5
SPDR Nuveen Barclays Municipal Bond ETF       10.4
SPDR Barclays Emerging Markets Local
   Bond ETF                                   10.2
First Trust Mid Cap Growth AlphaDEX(R) Fund    4.8
First Trust Large Cap Growth
   AlphaDEX(R) Fund                            4.7
First Trust Mid Cap Core AlphaDEX(R) Fund      4.7
First Trust Energy AlphaDEX(R) Fund            4.5
First Trust Utilities AlphaDEX(R) Fund         4.3
------------------------------------------------------
    Total                                     82.5%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2016 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (including 12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       1/1/2016-          VALUE         VALUE       1/1/2016-       EXPENSE
                                    1/1/2016     6/30/2016   6/30/2016 (a)       1/1/2016     6/30/2016   6/30/2016 (a)    RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------   ---------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
      Class I .................    $ 1,000.00    $ 1,065.10      $ 6.16         $ 1,000.00    $ 1,018.90      $ 6.02         1.20%
      Class II ................    $ 1,000.00    $ 1,067.10      $ 4.88         $ 1,000.00    $ 1,020.14      $ 4.77         0.95%

First Trust Multi Income Allocation
  Portfolio
      Class I .................    $ 1,000.00    $ 1,077.20      $ 4.29         $ 1,000.00    $ 1,020.74      $ 4.17         0.83%
      Class II ................    $ 1,000.00    $ 1,077.40      $ 3.00         $ 1,000.00    $ 1,021.98      $ 2.92         0.58%

First Trust Dorsey Wright Tactical
  Core Portfolio
      Class I .................    $ 1,000.00    $   986.60      $ 4.25         $ 1,000.00    $ 1,020.59      $ 4.32         0.86%
      Class II ................    $ 1,000.00    $   987.70      $ 2.97         $ 1,000.00    $ 1,021.88      $ 3.02         0.60%


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (January 1, 2016 through June 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS -- 55.1%

             AEROSPACE & DEFENSE -- 2.0%
     10,007  General Dynamics Corp........................................................  $   1,393,375
     11,733  Honeywell International, Inc.................................................      1,364,782
      5,935  Lockheed Martin Corp.........................................................      1,472,889
      6,643  Northrop Grumman Corp........................................................      1,476,606
     10,721  Raytheon Co..................................................................      1,457,520
                                                                                            -------------
                                                                                                7,165,172
                                                                                            -------------
             AIR FREIGHT & LOGISTICS -- 0.4%
     26,934  Expeditors International of Washington, Inc..................................      1,320,843
                                                                                            -------------
             BANKS -- 2.9%
     43,939  Columbia Banking System, Inc.................................................      1,232,928
     29,247  Commerce Bancshares, Inc.....................................................      1,400,931
     72,956  First Midwest Bancorp, Inc...................................................      1,281,107
     20,468  South State Corp.............................................................      1,392,848
     36,438  SunTrust Banks, Inc..........................................................      1,496,873
    107,232  TCF Financial Corp...........................................................      1,356,485
     32,389  U.S. Bancorp.................................................................      1,306,249
     27,185  Wells Fargo & Co.............................................................      1,286,666
                                                                                            -------------
                                                                                               10,754,087
                                                                                            -------------
             BEVERAGES -- 0.7%
     28,340  Coca-Cola (The) Co...........................................................      1,284,652
     14,702  Dr. Pepper Snapple Group, Inc................................................      1,420,654
                                                                                            -------------
                                                                                                2,705,306
                                                                                            -------------
             BUILDING PRODUCTS -- 0.4%
     17,228  A.O. Smith Corp..............................................................      1,517,959
                                                                                            -------------
             CAPITAL MARKETS -- 0.8%
     30,538  SEI Investments Co...........................................................      1,469,183
     17,896  T. Rowe Price Group, Inc.....................................................      1,305,871
                                                                                            -------------
                                                                                                2,775,054
                                                                                            -------------
             CHEMICALS -- 1.2%
     11,789  Ecolab, Inc..................................................................      1,398,175
     11,556  International Flavors & Fragrances, Inc......................................      1,456,865
      3,318  NewMarket Corp...............................................................      1,374,913
                                                                                            -------------
                                                                                                4,229,953
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES -- 0.8%
     14,638  Cintas Corp..................................................................      1,436,427
     48,476  Rollins, Inc.................................................................      1,418,892
                                                                                            -------------
                                                                                                2,855,319
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
     46,177  Cisco Systems, Inc...........................................................      1,324,818
                                                                                            -------------
             DISTRIBUTORS -- 0.8%
     13,231  Genuine Parts Co.............................................................      1,339,639
     14,984  Pool Corp....................................................................      1,408,945
                                                                                            -------------
                                                                                                2,748,584
                                                                                            -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES -- 1.8%
     13,687  CME Group, Inc...............................................................  $   1,333,114
      8,676  FactSet Research Systems, Inc................................................      1,400,480
     10,532  MarketAxess Holdings, Inc....................................................      1,531,353
     14,894  Morningstar, Inc.............................................................      1,218,031
     19,805  Nasdaq, Inc..................................................................      1,280,789
                                                                                            -------------
                                                                                                6,763,767
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 1.4%
     26,304  AMETEK, Inc..................................................................      1,216,034
     24,176  Emerson Electric Co..........................................................      1,261,020
     12,411  Hubbell, Inc.................................................................      1,308,988
     11,558  Rockwell Automation, Inc.....................................................      1,327,090
                                                                                            -------------
                                                                                                5,113,132
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.0%
     22,737  Amphenol Corp., Class A......................................................      1,303,512
     10,679  Littelfuse, Inc..............................................................      1,262,151
     21,232  TE Connectivity, Ltd.........................................................      1,212,560
                                                                                            -------------
                                                                                                3,778,223
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.7%
     12,674  CVS Health Corp..............................................................      1,213,409
     19,195  Wal-Mart Stores, Inc.........................................................      1,401,619
                                                                                            -------------
                                                                                                2,615,028
                                                                                            -------------
             FOOD PRODUCTS -- 2.7%
     20,752  General Mills, Inc...........................................................      1,480,033
     14,276  Hershey (The) Co.............................................................      1,620,183
     30,404  Hormel Foods Corp............................................................      1,112,786
     12,141  J&J Snack Foods Corp.........................................................      1,448,057
     13,215  McCormick & Co., Inc.........................................................      1,409,644
     32,768  Mondelez International, Inc., Class A........................................      1,491,272
     14,578  Sanderson Farms, Inc.........................................................      1,263,038
                                                                                            -------------
                                                                                                9,825,013
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
     31,429  Abbott Laboratories..........................................................      1,235,474
     22,737  ResMed, Inc..................................................................      1,437,661
     12,253  Stryker Corp.................................................................      1,468,277
                                                                                            -------------
                                                                                                4,141,412
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 1.1%
      9,459  Anthem, Inc..................................................................      1,242,345
     28,254  Patterson Cos., Inc..........................................................      1,353,084
     10,199  UnitedHealth Group, Inc......................................................      1,440,099
                                                                                            -------------
                                                                                                4,035,528
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 1.1%
     24,763  Cheesecake Factory (The), Inc................................................      1,192,091
      8,611  Cracker Barrel Old Country Store, Inc........................................      1,476,528
     22,021  Starbucks Corp...............................................................      1,257,840
                                                                                            -------------
                                                                                                3,926,459
                                                                                            -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HOUSEHOLD PRODUCTS -- 0.8%
     14,262  Church & Dwight Co., Inc.....................................................  $   1,467,417
     15,972  Procter & Gamble (The) Co....................................................      1,352,349
                                                                                            -------------
                                                                                                2,819,766
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 1.5%
      7,890  3M Co........................................................................      1,381,697
     13,213  Carlisle Cos., Inc...........................................................      1,396,350
     13,859  Danaher Corp.................................................................      1,399,759
      7,193  Roper Industries, Inc........................................................      1,226,838
                                                                                            -------------
                                                                                                5,404,644
                                                                                            -------------
             INSURANCE -- 11.6%
     20,822  AFLAC, Inc...................................................................      1,502,516
     37,626  Allied World Assurance Co. Holdings AG.......................................      1,322,178
     19,514  Allstate (The) Corp..........................................................      1,365,004
     18,682  American Financial Group, Inc................................................      1,381,160
     12,587  Aon PLC......................................................................      1,374,878
     25,198  Argo Group International Holdings, Ltd.......................................      1,307,776
     27,561  Aspen Insurance Holdings, Ltd................................................      1,278,279
     17,040  Assurant, Inc................................................................      1,470,722
     23,705  Axis Capital Holdings, Ltd...................................................      1,303,775
     36,723  Brown & Brown, Inc...........................................................      1,376,011
     11,034  Chubb, Ltd...................................................................      1,442,254
     20,114  Cincinnati Financial Corp....................................................      1,506,337
     40,854  CNA Financial Corp...........................................................      1,283,633
     20,120  Endurance Specialty Holdings, Ltd............................................      1,351,259
     14,138  Erie Indemnity Co., Class A..................................................      1,404,469
      6,659  Everest Re Group, Ltd........................................................      1,216,400
     34,497  First American Financial Corp................................................      1,387,469
     14,572  Hanover Insurance Group (The), Inc...........................................      1,233,083
     28,530  Hartford Financial Services Group, Inc.......................................      1,266,161
     21,626  Marsh & McLennan Cos., Inc...................................................      1,480,516
     29,523  Primerica, Inc...............................................................      1,689,896
     25,982  ProAssurance Corp............................................................      1,391,336
     37,412  Progressive (The) Corp.......................................................      1,253,302
     13,659  Reinsurance Group of America, Inc............................................      1,324,786
     10,971  RenaissanceRe Holdings, Ltd..................................................      1,288,434
     24,274  Torchmark Corp...............................................................      1,500,619
     11,264  Travelers (The) Cos., Inc....................................................      1,340,867
     42,518  Unum Group...................................................................      1,351,647
     27,859  Validus Holdings, Ltd........................................................      1,353,669
     23,393  W.R. Berkley Corp............................................................      1,401,709
     35,725  XL Group PLC.................................................................      1,190,000
                                                                                            -------------
                                                                                               42,340,145
                                                                                            -------------
             IT SERVICES -- 3.3%
     11,392  Accenture PLC, Class A.......................................................      1,290,600
     21,759  Amdocs Ltd...................................................................      1,255,929
     14,655  Automatic Data Processing, Inc...............................................      1,346,355
     22,166  Broadridge Financial Solutions, Inc..........................................      1,445,223
      8,681  International Business Machines Corp.........................................      1,317,602
     15,545  Jack Henry & Associates, Inc.................................................      1,356,612


Page 14                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES (CONTINUED)
     13,912  MasterCard, Inc., Class A....................................................  $   1,225,091
     24,341  Paychex, Inc.................................................................      1,448,290
     17,190  Visa, Inc., Class A..........................................................      1,274,982
                                                                                            -------------
                                                                                               11,960,684
                                                                                            -------------
             MACHINERY -- 3.9%
     22,749  CLARCOR, Inc.................................................................      1,383,822
     11,958  Cummins, Inc.................................................................      1,344,557
     41,199  Donaldson Co., Inc...........................................................      1,415,598
     15,658  Graco, Inc...................................................................      1,236,825
     15,862  IDEX Corp....................................................................      1,302,270
     12,834  Illinois Tool Works, Inc.....................................................      1,336,789
     22,446  Lincoln Electric Holdings, Inc...............................................      1,326,110
     24,039  PACCAR, Inc..................................................................      1,246,903
      8,374  Snap-On, Inc.................................................................      1,321,585
     15,266  Toro (The) Co................................................................      1,346,461
     16,581  Wabtec Corp..................................................................      1,164,484
                                                                                            -------------
                                                                                               14,425,404
                                                                                            -------------
             MEDIA -- 0.7%
     21,524  Comcast Corp., Class A.......................................................      1,403,150
     13,238  Walt Disney (The) Co.........................................................      1,294,941
                                                                                            -------------
                                                                                                2,698,091
                                                                                            -------------
             MULTILINE RETAIL -- 0.3%
     15,978  Target Corp..................................................................      1,115,584
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 0.7%
     15,728  Exxon Mobil Corp.............................................................      1,474,343
     15,183  Phillips 66..................................................................      1,204,619
                                                                                            -------------
                                                                                                2,678,962
                                                                                            -------------
             PERSONAL PRODUCTS -- 0.3%
     13,940  Estee Lauder (The) Cos., Inc., Class A.......................................      1,268,819
                                                                                            -------------
             PHARMACEUTICALS -- 0.8%
     12,150  Johnson & Johnson............................................................      1,473,795
     44,355  Pfizer, Inc..................................................................      1,561,740
                                                                                            -------------
                                                                                                3,035,535
                                                                                            -------------
             PROFESSIONAL SERVICES -- 1.4%
     11,503  Equifax, Inc.................................................................      1,476,985
     25,773  Exponent, Inc................................................................      1,505,401
     16,147  ManpowerGroup, Inc...........................................................      1,038,898
     28,224  Robert Half International, Inc...............................................      1,077,028
                                                                                            -------------
                                                                                                5,098,312
                                                                                            -------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.7%
     13,080  PS Business Parks, Inc.......................................................      1,387,526
      4,766  Public Storage...............................................................      1,218,142
                                                                                            -------------
                                                                                                2,605,668
                                                                                            -------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ROAD & RAIL -- 1.1%
     15,606  JB Hunt Transport Services, Inc..............................................  $   1,262,994
     20,348  Landstar System, Inc.........................................................      1,397,094
     16,526  Union Pacific Corp...........................................................      1,441,893
                                                                                            -------------
                                                                                                4,101,981
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
     29,503  Linear Technology Corp.......................................................      1,372,775
     42,409  Tessera Technologies, Inc....................................................      1,299,412
     22,896  Texas Instruments, Inc.......................................................      1,434,434
                                                                                            -------------
                                                                                                4,106,621
                                                                                            -------------
             SOFTWARE -- 0.7%
     42,698  CA, Inc......................................................................      1,401,775
     32,136  Oracle Corp..................................................................      1,315,327
                                                                                            -------------
                                                                                                2,717,102
                                                                                            -------------
             SPECIALTY RETAIL -- 2.3%
     20,382  Foot Locker, Inc.............................................................      1,118,156
     44,717  Gap (The), Inc...............................................................        948,895
      9,853  Home Depot (The), Inc........................................................      1,258,130
     22,706  Ross Stores, Inc.............................................................      1,287,203
     16,779  TJX (The) Cos., Inc..........................................................      1,295,842
     14,533  Tractor Supply Co............................................................      1,325,119
     24,017  Williams-Sonoma, Inc.........................................................      1,252,006
                                                                                            -------------
                                                                                                8,485,351
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
     21,387  NIKE, Inc., Class B..........................................................      1,180,562
     20,301  VF Corp......................................................................      1,248,309
                                                                                            -------------
                                                                                                2,428,871
                                                                                            -------------
             THRIFTS & MORTGAGE FINANCE -- 0.4%
     97,311  Northwest Bancshares, Inc....................................................      1,443,122
                                                                                            -------------
             TOBACCO -- 0.4%
     26,131  Reynolds American, Inc.......................................................      1,409,245
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS -- 1.1%
     26,830  Fastenal Co..................................................................      1,190,984
      5,632  W.W. Grainger, Inc...........................................................      1,279,872
      9,757  Watsco, Inc..................................................................      1,372,712
                                                                                            -------------
                                                                                                3,843,568
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    201,583,132
             (Cost $186,722,997)                                                            -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES -- 36.8%

             AEROSPACE & DEFENSE -- 1.1%
$    50,000  BAE Systems Holdings, Inc. (a)......................    4.75%      10/07/44    $      54,769
    100,000  Boeing (The) Co.....................................    1.65%      10/30/20          101,275
    250,000  Boeing (The) Co.....................................    2.35%      10/30/21          259,218
    100,000  Boeing (The) Co.....................................    2.20%      10/30/22          102,753
    175,000  Boeing (The) Co.....................................    1.88%      06/15/23          175,150
    150,000  Boeing (The) Co.....................................    2.50%      03/01/25          155,582
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25          104,256
    175,000  Boeing (The) Co.....................................    2.25%      06/15/26          176,033
     25,000  Boeing (The) Co.....................................    6.63%      02/15/38           36,417
    150,000  Boeing (The) Co.....................................    3.50%      03/01/45          153,496
    150,000  Boeing (The) Co.....................................    3.38%      06/15/46          150,977
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          334,589
    200,000  Lockheed Martin Corp................................    2.50%      11/23/20          206,584
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          272,103
    220,000  Lockheed Martin Corp................................    4.70%      05/15/46          260,432
    200,000  Northrop Grumman Corp...............................    5.05%      11/15/40          240,850
    250,000  United Technologies Corp............................    1.80%      06/01/17          251,947
    650,000  United Technologies Corp............................    3.10%      06/01/22          693,421
    100,000  United Technologies Corp............................    6.05%      06/01/36          133,730
    150,000  United Technologies Corp............................    4.50%      06/01/42          172,209
                                                                                            -------------
                                                                                                4,035,791
                                                                                            -------------
             AIR FREIGHT & LOGISTICS -- 0.3%
    150,000  FedEx Corp..........................................    2.30%      02/01/20          153,702
    300,000  FedEx Corp..........................................    3.20%      02/01/25          312,933
     50,000  FedEx Corp..........................................    3.25%      04/01/26           52,409
     50,000  FedEx Corp..........................................    4.75%      11/15/45           55,949
    350,000  FedEx Corp..........................................    4.55%      04/01/46          381,368
                                                                                            -------------
                                                                                                  956,361
                                                                                            -------------
             AIRLINES -- 0.2%
    385,000  Southwest Airlines Co...............................    2.75%      11/06/19          398,313
    420,000  Southwest Airlines Co...............................    2.65%      11/05/20          433,942
                                                                                            -------------
                                                                                                  832,255
                                                                                            -------------
             BANKS -- 6.0%
  1,400,000  Bank of America Corp................................    2.60%      01/15/19        1,433,450
     50,000  Bank of America Corp................................    2.65%      04/01/19           51,257
    100,000  Bank of America Corp................................    2.63%      10/19/20          101,696
    600,000  Bank of America Corp................................    2.63%      04/19/21          609,885
    725,000  Bank of America Corp................................    5.70%      01/24/22          840,433
    450,000  Bank of America Corp................................    4.00%      04/01/24          481,084
    100,000  Bank of America Corp................................    4.00%      01/22/25          102,115
    100,000  Bank of America Corp................................    4.45%      03/03/26          104,799
    700,000  Bank of America Corp................................    3.50%      04/19/26          724,869
    225,000  Bank of America Corp................................    5.88%      02/07/42          285,046
    225,000  Bank of America Corp................................    4.88%      04/01/44          257,435
    600,000  Bank of America N.A.................................    5.30%      03/15/17          616,286
    800,000  Citigroup, Inc......................................    2.15%      07/30/18          810,160
    300,000  Citigroup, Inc......................................    2.50%      09/26/18          306,111
    300,000  Citigroup, Inc......................................    2.05%      06/07/19          302,278


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   250,000  Citigroup, Inc......................................    2.40%      02/18/20    $     252,777
    550,000  Citigroup, Inc......................................    2.70%      03/30/21          560,406
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          857,697
    350,000  Citigroup, Inc......................................    4.60%      03/09/26          371,791
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          308,245
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          309,723
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          254,084
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          128,839
     50,000  Citigroup, Inc......................................    4.65%      07/30/45           55,174
    250,000  Citigroup, Inc......................................    4.75%      05/18/46          251,876
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          652,207
    100,000  HSBC USA, Inc.......................................    1.50%      11/13/17           99,813
    890,000  HSBC USA, Inc.......................................    1.63%      01/16/18          888,614
    300,000  JPMorgan Chase & Co.................................    1.85%      03/22/19          303,225
    300,000  JPMorgan Chase & Co.................................    2.20%      10/22/19          305,083
    150,000  JPMorgan Chase & Co.................................    2.55%      03/01/21          152,556
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          612,456
    200,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          202,934
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          337,169
    250,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          252,774
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          432,556
    650,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          673,456
    100,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          106,177
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          548,904
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          120,265
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          165,091
    437,000  JPMorgan Chase Bank N.A.............................    6.00%      10/01/17          461,648
    175,000  PNC Financial Services Group (The), Inc.............    3.90%      04/29/24          188,063
    600,000  Wells Fargo & Co....................................    6.00%      11/15/17          638,543
    375,000  Wells Fargo & Co....................................    2.13%      04/22/19          383,230
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          203,497
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20          102,978
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          941,011
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          564,362
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          446,230
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          561,355
    200,000  Wells Fargo & Co....................................    3.90%      05/01/45          210,477
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45          109,695
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          280,877
    250,000  Wells Fargo Bank N.A................................    1.75%      05/24/19          253,489
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          252,553
                                                                                            -------------
                                                                                               21,828,804
                                                                                            -------------
             BEVERAGES -- 1.3%
     63,000  Anheuser-Busch InBev Finance, Inc...................    1.90%      02/01/19           64,110
    475,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.65%      02/01/21          493,103
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          203,755
    375,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.30%      02/01/23          395,697
    600,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.65%      02/01/26          644,023
    325,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.70%      02/01/36          366,397


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BEVERAGES (CONTINUED)
$   475,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.90%      02/01/46    $     558,927
    250,000  Coca-Cola (The) Co..................................    1.38%      05/30/19          252,798
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          153,401
    875,000  Coca-Cola (The) Co..................................    3.20%      11/01/23          943,366
    100,000  Coca-Cola (The) Co..................................    2.88%      10/27/25          106,046
    100,000  Coca-Cola (The) Co..................................    2.55%      06/01/26          103,071
    100,000  Molson Coors Brewing Co.............................    1.45%      07/15/19          100,327
    100,000  Molson Coors Brewing Co.............................    2.10%      07/15/21          100,421
    200,000  Molson Coors Brewing Co.............................    3.00%      07/15/26          200,233
    200,000  Molson Coors Brewing Co.............................    4.20%      07/15/46          201,704
                                                                                            -------------
                                                                                                4,887,379
                                                                                            -------------
             BIOTECHNOLOGY -- 0.9%
    750,000  AbbVie, Inc.........................................    1.75%      11/06/17          754,678
    250,000  AbbVie, Inc.........................................    2.50%      05/14/20          255,810
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          382,909
    150,000  AbbVie, Inc.........................................    3.60%      05/14/25          157,466
    175,000  AbbVie, Inc.........................................    4.40%      11/06/42          179,017
    100,000  AbbVie, Inc.........................................    4.70%      05/14/45          106,178
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          463,716
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          214,948
     50,000  Amgen, Inc..........................................    3.13%      05/01/25           52,260
    200,000  Amgen, Inc..........................................    5.38%      05/15/43          235,085
    175,000  Gilead Sciences, Inc................................    2.35%      02/01/20          179,609
    325,000  Gilead Sciences, Inc................................    3.50%      02/01/25          346,852
    125,000  Gilead Sciences, Inc................................    4.50%      02/01/45          136,588
                                                                                            -------------
                                                                                                3,465,116
                                                                                            -------------
             BUILDING PRODUCTS -- 0.0%
    100,000  Masco Corp..........................................    3.50%      04/01/21          102,530
                                                                                            -------------
             CAPITAL MARKETS -- 2.7%
    825,000  Goldman Sachs Group (The), Inc......................    6.15%      04/01/18          889,304
    300,000  Goldman Sachs Group (The), Inc......................    2.00%      04/25/19          303,278
    400,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          409,585
    350,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          356,139
    500,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21          507,625
    600,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          630,292
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          642,504
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          154,403
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          580,023
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          519,454
     50,000  Goldman Sachs Group (The), Inc......................    4.75%      10/21/45           55,339
    450,000  Morgan Stanley......................................    2.13%      04/25/18          454,910
    695,000  Morgan Stanley......................................    2.50%      01/24/19          709,483
     50,000  Morgan Stanley......................................    2.45%      02/01/19           50,970
    400,000  Morgan Stanley......................................    2.65%      01/27/20          406,940
    600,000  Morgan Stanley......................................    2.50%      04/21/21          606,958
    550,000  Morgan Stanley......................................    5.50%      07/28/21          628,734
    300,000  Morgan Stanley......................................    3.75%      02/25/23          318,220
    450,000  Morgan Stanley......................................    3.88%      04/29/24          482,503
    450,000  Morgan Stanley......................................    3.88%      01/27/26          478,672


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   350,000  Morgan Stanley......................................    6.38%      07/24/42    $     475,703
    100,000  Morgan Stanley......................................    4.30%      01/27/45          105,695
                                                                                            -------------
                                                                                                9,766,734
                                                                                            -------------
             CHEMICALS -- 0.3%
    525,000  Dow Chemical (The) Co...............................    8.55%      05/15/19          623,599
    200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22          205,767
     25,000  Dow Chemical (The) Co...............................    4.25%      10/01/34           25,885
     75,000  Dow Chemical (The) Co...............................    4.63%      10/01/44           79,739
    228,000  Eastman Chemical Co.................................    4.65%      10/15/44          234,119
                                                                                            -------------
                                                                                                1,169,109
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
    250,000  Republic Services, Inc..............................    2.90%      07/01/26          254,081
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
    100,000  Cisco Systems, Inc..................................    2.45%      06/15/20          104,184
    100,000  Cisco Systems, Inc..................................    2.20%      02/28/21          103,130
    100,000  Cisco Systems, Inc..................................    3.00%      06/15/22          107,572
    100,000  Cisco Systems, Inc..................................    2.60%      02/28/23          105,475
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          561,026
    100,000  Cisco Systems, Inc..................................    2.95%      02/28/26          106,566
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          306,070
     75,000  QUALCOMM, Inc.......................................    3.45%      05/20/25           79,793
     25,000  QUALCOMM, Inc.......................................    4.80%      05/20/45           26,286
                                                                                            -------------
                                                                                                1,500,102
                                                                                            -------------
             CONSUMER FINANCE -- 1.5%
     50,000  American Express Co.................................    8.13%      05/20/19           58,651
    450,000  American Express Co.................................    3.63%      12/05/24          462,352
    800,000  American Express Credit Corp........................    2.13%      07/27/18          812,574
    200,000  American Express Credit Corp........................    1.88%      11/05/18          202,194
    150,000  American Express Credit Corp........................    2.60%      09/14/20          155,057
    250,000  American Express Credit Corp........................    2.25%      05/05/21          254,606
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          574,768
    150,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24          160,982
    400,000  Ford Motor Credit Co., LLC..........................    2.88%      10/01/18          410,594
    250,000  Ford Motor Credit Co., LLC..........................    2.02%      05/03/19          252,300
    200,000  Ford Motor Credit Co., LLC..........................    2.46%      03/27/20          201,829
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22          102,563
    250,000  Ford Motor Credit Co., LLC..........................    3.10%      05/04/23          253,881
    725,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23          789,167
    200,000  Ford Motor Credit Co., LLC..........................    4.13%      08/04/25          214,838
    100,000  General Motors Financial Co., Inc...................    2.40%      05/09/19          100,347
    250,000  General Motors Financial Co., Inc...................    4.20%      03/01/21          261,810
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          250,681
    150,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          163,368
                                                                                            -------------
                                                                                                5,682,562
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES -- 0.5%
    175,000  Berkshire Hathaway, Inc.............................    2.20%      03/15/21          180,647
    125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23          129,269


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26    $     446,179
    350,000  Diamond 1 Finance Corp./Diamond 2 Finance Corp.
                (a)..............................................    3.48%      06/01/19          358,790
    250,000  Diamond 1 Finance Corp./Diamond 2 Finance Corp.
                (a)..............................................    4.42%      06/15/21          257,598
    129,000  General Electric Capital Corp.......................    6.75%      03/15/32          181,336
    300,000  Nasdaq, Inc.........................................    3.85%      06/30/26          305,422
                                                                                            -------------
                                                                                                1,859,241
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%
    850,000  AT&T, Inc...........................................    1.70%      06/01/17          853,685
    500,000  AT&T, Inc...........................................    2.30%      03/11/19          510,973
    300,000  AT&T, Inc...........................................    2.45%      06/30/20          306,572
    250,000  AT&T, Inc...........................................    2.80%      02/17/21          256,782
    275,000  AT&T, Inc...........................................    3.88%      08/15/21          296,609
    300,000  AT&T, Inc...........................................    3.00%      06/30/22          307,631
    150,000  AT&T, Inc...........................................    3.60%      02/17/23          156,702
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          159,033
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          358,683
    350,000  AT&T, Inc...........................................    4.13%      02/17/26          376,716
    100,000  AT&T, Inc...........................................    4.50%      05/15/35          102,619
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          437,987
    200,000  AT&T, Inc...........................................    4.75%      05/15/46          205,793
    200,000  AT&T, Inc...........................................    5.65%      02/15/47          229,926
    150,000  Verizon Communications, Inc.........................    1.35%      06/09/17          150,436
  1,006,000  Verizon Communications, Inc.........................    2.63%      02/21/20        1,041,975
    525,000  Verizon Communications, Inc.........................    5.15%      09/15/23          612,365
    650,000  Verizon Communications, Inc.........................    3.50%      11/01/24          692,515
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          237,193
    300,000  Verizon Communications, Inc.........................    4.86%      08/21/46          329,272
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          264,485
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          530,347
                                                                                            -------------
                                                                                                8,418,299
                                                                                            -------------
             ELECTRIC UTILITIES -- 3.5%
    100,000  Alabama Power Co....................................    3.75%      03/01/45          104,266
    675,000  American Electric Power Co., Inc....................    1.65%      12/15/17          677,172
    300,000  Appalachian Power Co................................    4.40%      05/15/44          323,400
    240,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          242,188
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          348,900
    200,000  Commonwealth Edison Co..............................    2.55%      06/15/26          203,600
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          323,702
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          308,354
    200,000  Commonwealth Edison Co..............................    3.65%      06/15/46          204,893
    575,000  Constellation Energy Group, Inc.....................    5.15%      12/01/20          640,537
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23          103,605
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          469,805
     50,000  Duke Energy Carolinas LLC...........................    3.75%      06/01/45           52,933
    100,000  Duke Energy Carolinas LLC...........................    3.88%      03/15/46          107,701
    200,000  Duke Energy Corp....................................    2.10%      06/15/18          201,865
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          320,062
    100,000  Duke Energy Indiana LLC.............................    3.75%      05/15/46          104,093
    200,000  Exelon Corp.........................................    2.45%      04/15/21          203,038


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$    50,000  Exelon Corp.........................................    3.95%      06/15/25    $      53,552
     50,000  Exelon Corp.........................................    5.10%      06/15/45           57,686
    350,000  Florida Power & Light Co............................    3.25%      06/01/24          376,548
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          235,322
    100,000  Indiana Michigan Power Co...........................    4.55%      03/15/46          111,604
    410,000  Metropolitan Edison Co. (a).........................    3.50%      03/15/23          422,618
    200,000  MidAmerican Energy Co...............................    3.50%      10/15/24          219,163
    250,000  MidAmerican Energy Co...............................    4.40%      10/15/44          290,831
    125,000  Monongahela Power Co. (a)...........................    5.40%      12/15/43          157,504
    625,000  NV Energy, Inc......................................    6.25%      11/15/20          740,669
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          185,166
    250,000  Pacific Gas & Electric Co...........................    3.50%      06/15/25          273,036
    100,000  Pacific Gas & Electric Co...........................    2.95%      03/01/26          104,351
    350,000  Pacific Gas & Electric Co...........................    4.30%      03/15/45          394,115
    100,000  Pacific Gas & Electric Co...........................    4.25%      03/15/46          111,599
    100,000  Public Service Electric & Gas Co....................    1.90%      03/15/21          101,778
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          199,453
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          303,769
    100,000  Public Service Electric & Gas Co....................    3.80%      03/01/46          108,783
    300,000  Sierra Pacific Power Co. (a)........................    2.60%      05/01/26          306,971
    550,000  Southern (The) Co...................................    1.85%      07/01/19          557,362
    375,000  Southern (The) Co...................................    2.35%      07/01/21          382,887
    250,000  Southern (The) Co...................................    3.25%      07/01/26          260,223
    200,000  Southern (The) Co...................................    4.25%      07/01/36          212,812
    325,000  Southern (The) Co...................................    4.40%      07/01/46          350,833
    200,000  Southern California Edison Co.......................    3.50%      10/01/23          219,144
    200,000  Southern California Edison Co.......................    3.60%      02/01/45          208,289
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          124,942
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          216,961
    100,000  Virginia Electric & Power Co........................    3.15%      01/15/26          105,790
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          548,218
                                                                                            -------------
                                                                                               12,882,093
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES -- 0.0%
    100,000  Halliburton Co......................................    5.00%      11/15/45          110,425
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 1.3%
    600,000  CVS Health Corp.....................................    1.90%      07/20/18          609,382
    150,000  CVS Health Corp.....................................    2.80%      07/20/20          156,337
    300,000  CVS Health Corp.....................................    2.13%      06/01/21          304,036
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          775,313
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          196,164
     50,000  CVS Health Corp.....................................    2.88%      06/01/26           51,204
    300,000  CVS Health Corp.....................................    5.13%      07/20/45          373,698
    250,000  Kroger (The) Co.....................................    3.30%      01/15/21          265,976
    200,000  Kroger (The) Co.....................................    3.50%      02/01/26          215,946
    300,000  Kroger (The) Co.....................................    5.15%      08/01/43          359,417
    200,000  Sysco Corp..........................................    1.90%      04/01/19          202,540
    100,000  Sysco Corp..........................................    2.50%      07/15/21          102,305
    100,000  Sysco Corp..........................................    3.30%      07/15/26          103,964
    100,000  Sysco Corp..........................................    4.50%      04/01/46          107,117


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             FOOD & STAPLES RETAILING (CONTINUED)
$   325,000  Wal-Mart Stores, Inc................................    3.30%      04/22/24    $     356,383
    100,000  Wal-Mart Stores, Inc................................    4.30%      04/22/44          116,987
    100,000  Walgreens Boots Alliance, Inc.......................    3.10%      06/01/23          102,006
    200,000  Walgreens Boots Alliance, Inc.......................    3.45%      06/01/26          205,728
                                                                                            -------------
                                                                                                4,604,503
                                                                                            -------------
             FOOD PRODUCTS -- 0.4%
    200,000  JM Smucker (The) Co.................................    3.50%      03/15/25          216,379
     50,000  JM Smucker (The) Co.................................    4.38%      03/15/45           54,576
    200,000  Kraft Foods Group, Inc..............................    5.00%      06/04/42          230,822
    200,000  Kraft Heinz Foods Co. (a)...........................    3.50%      07/15/22          212,694
    200,000  Kraft Heinz Foods Co. (a)...........................    3.95%      07/15/25          217,862
    150,000  Kraft Heinz Foods Co. (a)...........................    3.00%      06/01/26          151,542
    150,000  Kraft Heinz Foods Co. (a)...........................    5.20%      07/15/45          178,333
    150,000  Kraft Heinz Foods Co. (a)...........................    4.38%      06/01/46          159,298
                                                                                            -------------
                                                                                                1,421,506
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
    225,000  Becton Dickinson and Co.............................    2.68%      12/15/19          231,610
    250,000  Becton Dickinson and Co.............................    3.73%      12/15/24          269,763
    100,000  Becton Dickinson and Co.............................    4.69%      12/15/44          113,117
     50,000  Medtronic, Inc......................................    1.50%      03/15/18           50,447
    250,000  Medtronic, Inc......................................    2.50%      03/15/20          259,416
    450,000  Medtronic, Inc......................................    3.15%      03/15/22          480,602
    500,000  Medtronic, Inc......................................    3.50%      03/15/25          545,679
    450,000  Medtronic, Inc......................................    4.63%      03/15/45          530,492
                                                                                            -------------
                                                                                                2,481,126
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.6%
    650,000  UnitedHealth Group, Inc.............................    1.63%      03/15/19          656,909
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          310,689
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          579,729
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          109,839
    150,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          156,595
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          219,318
    250,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          301,942
                                                                                            -------------
                                                                                                2,335,021
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.1%
    150,000  McDonald's Corp.....................................    3.70%      01/30/26          162,388
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          117,411
                                                                                            -------------
                                                                                                  279,799
                                                                                            -------------
             HOUSEHOLD DURABLES -- 0.3%
    250,000  Newell Rubbermaid, Inc..............................    3.15%      04/01/21          260,727
    250,000  Newell Rubbermaid, Inc..............................    4.20%      04/01/26          271,333
    375,000  Newell Rubbermaid, Inc..............................    5.50%      04/01/46          447,200
                                                                                            -------------
                                                                                                  979,260
                                                                                            -------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HOUSEHOLD PRODUCTS -- 0.1%
$   100,000  Proctor & Gamble (The) Co...........................    1.85%      02/02/21    $     102,576
    100,000  Proctor & Gamble (The) Co...........................    2.70%      02/02/26          105,952
                                                                                            -------------
                                                                                                  208,528
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                PRODUCERS -- 0.3%
    250,000  NextEra Energy Capital Holdings, Inc................    2.30%      04/01/19          255,015
    525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19          536,397
    200,000  PSEG Power LLC......................................    3.00%      06/15/21          202,992
                                                                                            -------------
                                                                                                  994,404
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
    425,000  General Electric Co.................................    4.50%      03/11/44          491,667
                                                                                            -------------
             INSURANCE -- 1.0%
    400,000  American International Group, Inc...................    3.38%      08/15/20          420,071
    200,000  American International Group, Inc...................    4.13%      02/15/24          211,331
     50,000  American International Group, Inc...................    3.88%      01/15/35           48,029
    200,000  American International Group, Inc...................    6.25%      05/01/36          238,592
    400,000  Chubb INA Holdings, Inc.............................    2.30%      11/03/20          411,504
    150,000  Chubb INA Holdings, Inc.............................    2.88%      11/03/22          157,039
    300,000  Chubb INA Holdings, Inc.............................    3.35%      05/03/26          320,164
    250,000  Chubb INA Holdings, Inc.............................    4.35%      11/03/45          288,351
    150,000  Hartford Financial Services Group (The), Inc........    5.95%      10/15/36          184,603
    100,000  MetLife, Inc........................................    3.00%      03/01/25          101,362
    150,000  MetLife, Inc........................................    3.60%      11/13/25          157,582
    300,000  MetLife, Inc........................................    4.88%      11/13/43          332,394
     20,000  MetLife, Inc........................................    4.60%      05/13/46           21,555
    100,000  Prudential Financial, Inc...........................    3.50%      05/15/24          104,089
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          296,434
    325,000  Travelers (The) Cos., Inc...........................    6.75%      06/20/36          471,527
     80,000  Travelers (The) Cos., Inc...........................    3.75%      05/15/46           83,939
                                                                                            -------------
                                                                                                3,848,566
                                                                                            -------------
             IT SERVICES -- 0.8%
    500,000  International Business Machines Corp................    1.63%      05/15/20          506,546
    100,000  International Business Machines Corp................    3.63%      02/12/24          109,160
    400,000  Visa, Inc...........................................    2.20%      12/14/20          412,689
    550,000  Visa, Inc...........................................    2.80%      12/14/22          580,745
    550,000  Visa, Inc...........................................    3.15%      12/14/25          588,717
    303,000  Visa, Inc...........................................    4.15%      12/14/35          343,376
    300,000  Visa, Inc...........................................    4.30%      12/14/45          348,232
                                                                                            -------------
                                                                                                2,889,465
                                                                                            -------------
             MACHINERY -- 0.2%
    650,000  Caterpillar, Inc....................................    3.90%      05/27/21          715,733
    100,000  Fortive Corp. (a)...................................    1.80%      06/15/19          100,713
    100,000  Fortive Corp. (a)...................................    2.35%      06/15/21          101,583
                                                                                            -------------
                                                                                                  918,029
                                                                                            -------------
             MEDIA -- 1.7%
    150,000  21st Century Fox America, Inc.......................    3.00%      09/15/22          156,448
    175,000  21st Century Fox America, Inc.......................    5.40%      10/01/43          204,041
     50,000  21st Century Fox America, Inc.......................    4.95%      10/15/45           57,162


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA (CONTINUED)
$   275,000  CBS Corp............................................    2.30%      08/15/19    $     279,436
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital (a).............    4.91%      07/23/25          668,115
    300,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital (a).............    6.48%      10/23/45          359,485
    350,000  Comcast Corp........................................    2.85%      01/15/23          368,285
    200,000  Comcast Corp........................................    2.75%      03/01/23          209,640
    200,000  Comcast Corp........................................    3.38%      08/15/25          216,357
    200,000  Comcast Corp........................................    3.15%      03/01/26          213,138
    675,000  Comcast Corp........................................    4.25%      01/15/33          746,122
    100,000  Comcast Corp........................................    4.60%      08/15/45          115,426
    200,000  Discovery Communications LLC........................    4.90%      03/11/26          212,497
    329,000  Time Warner Cable, Inc..............................    6.75%      07/01/18          360,931
    100,000  Time Warner Cable, Inc..............................    4.50%      09/15/42           93,492
    350,000  Time Warner, Inc....................................    4.88%      03/15/20          389,113
    150,000  Time Warner, Inc....................................    3.60%      07/15/25          159,021
    100,000  Time Warner, Inc....................................    2.95%      07/15/26          100,967
    200,000  Time Warner, Inc....................................    6.50%      11/15/36          254,411
     50,000  Time Warner, Inc....................................    4.85%      07/15/45           54,581
     50,000  Viacom, Inc.........................................    2.75%      12/15/19           50,766
    125,000  Viacom, Inc.........................................    3.88%      04/01/24          127,168
     50,000  Viacom, Inc.........................................    4.85%      12/15/34           46,753
    100,000  Walt Disney (The) Co................................    2.15%      09/17/20          103,561
     75,000  Walt Disney (The) Co................................    2.30%      02/12/21           78,085
    150,000  Walt Disney (The) Co................................    3.00%      02/13/26          161,572
    475,000  Walt Disney (The) Co................................    4.13%      06/01/44          538,301
                                                                                            -------------
                                                                                                6,324,874
                                                                                            -------------
             MULTI-UTILITIES -- 0.4%
    320,000  CMS Energy Corp.....................................    3.00%      05/15/26          327,595
     95,000  Consolidated Edison Co. of New York, Inc............    4.50%      12/01/45          108,252
    230,000  Consolidated Edison Co. of New York, Inc............    3.30%      12/01/24          248,320
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          378,341
    100,000  Consolidated Edison Co. of New York, Inc............    3.85%      06/15/46          103,896
    100,000  Consolidated Edison, Inc............................    2.00%      05/15/21          101,163
     50,000  Dominion Gas Holdings LLC...........................    2.50%      12/15/19           51,183
    200,000  Dominion Resources, Inc.............................    5.20%      08/15/19          221,692
    100,000  San Diego Gas & Electric Co.........................    2.50%      05/15/26          101,752
                                                                                            -------------
                                                                                                1,642,194
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.4%
    150,000  Anadarko Petroleum Corp.............................    5.55%      03/15/26          165,950
    100,000  Anadarko Petroleum Corp.............................    6.60%      03/15/46          121,182
    200,000  Chevron Corp........................................    1.56%      05/16/19          202,324
    175,000  Chevron Corp........................................    2.19%      11/15/19          179,997
    200,000  Chevron Corp........................................    1.96%      03/03/20          202,663
    100,000  Chevron Corp........................................    2.10%      05/16/21          101,978
    100,000  Chevron Corp........................................    2.57%      05/16/23          102,224
    150,000  Chevron Corp........................................    3.33%      11/17/25          160,504
    300,000  Chevron Corp........................................    2.95%      05/16/26          310,425


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   368,000  ConocoPhillips......................................    5.75%      02/01/19    $     405,104
    225,000  ConocoPhillips......................................    6.50%      02/01/39          291,271
    100,000  ConocoPhillips Co...................................    1.50%      05/15/18          100,424
    300,000  ConocoPhillips Co...................................    4.20%      03/15/21          325,164
    350,000  ConocoPhillips Co...................................    2.40%      12/15/22          346,480
    150,000  ConocoPhillips Co...................................    4.95%      03/15/26          170,414
     50,000  ConocoPhillips Co...................................    4.15%      11/15/34           50,670
    250,000  ConocoPhillips Co...................................    5.95%      03/15/46          312,256
    325,000  Devon Energy Corp...................................    3.25%      05/15/22          315,599
    100,000  Devon Energy Corp...................................    5.85%      12/15/25          110,507
     50,000  Enbridge Energy Partners L.P........................    4.38%      10/15/20           51,364
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          181,796
     50,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45           61,144
     50,000  Energy Transfer Partners L.P........................    4.15%      10/01/20           50,795
    300,000  Energy Transfer Partners L.P........................    3.60%      02/01/23          287,887
     50,000  Energy Transfer Partners L.P........................    4.05%      03/15/25           49,156
     50,000  Energy Transfer Partners L.P........................    4.75%      01/15/26           51,516
    175,000  Energy Transfer Partners L.P........................    6.50%      02/01/42          184,341
     50,000  Energy Transfer Partners L.P........................    6.13%      12/15/45           52,025
    200,000  Enterprise Products Operating LLC...................    1.65%      05/07/18          200,259
    250,000  Enterprise Products Operating LLC...................    2.85%      04/15/21          258,584
    400,000  Enterprise Products Operating LLC...................    3.70%      02/15/26          417,086
     50,000  Enterprise Products Operating LLC...................    3.95%      02/15/27           53,145
    250,000  Enterprise Products Operating LLC...................    4.90%      05/15/46          270,412
    100,000  Exxon Mobil Corp....................................    1.71%      03/01/19          101,664
    250,000  Exxon Mobil Corp....................................    2.22%      03/01/21          257,929
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          156,798
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          212,564
    200,000  Exxon Mobil Corp....................................    3.57%      03/06/45          207,554
    375,000  Exxon Mobil Corp....................................    4.11%      03/01/46          424,056
    200,000  Kinder Morgan Energy Partners L.P...................    6.00%      02/01/17          204,676
    220,000  Kinder Morgan Energy Partners L.P...................    3.50%      03/01/21          220,945
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          193,687
    300,000  Kinder Morgan, Inc..................................    3.05%      12/01/19          303,371
    450,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          461,593
    100,000  Kinder Morgan, Inc..................................    5.55%      06/01/45          101,973
     50,000  Kinder Morgan, Inc..................................    5.05%      02/15/46           47,704
    150,000  Occidental Petroleum Corp...........................    2.60%      04/15/22          153,825
    200,000  Occidental Petroleum Corp...........................    3.40%      04/15/26          211,196
    200,000  Occidental Petroleum Corp...........................    4.40%      04/15/46          221,564
    750,000  ONEOK Partners L.P..................................    2.00%      10/01/17          749,191
    175,000  ONEOK Partners L.P..................................    3.38%      10/01/22          171,459
     50,000  ONEOK Partners L.P..................................    4.90%      03/15/25           52,524
     75,000  Phillips 66.........................................    4.30%      04/01/22           82,019
     75,000  Phillips 66.........................................    5.88%      05/01/42           90,384
     50,000  Pioneer Natural Resources Co........................    3.45%      01/15/21           51,682
    400,000  Pioneer Natural Resources Co........................    3.95%      07/15/22          419,047
     50,000  Pioneer Natural Resources Co........................    4.45%      01/15/26           54,579
    250,000  Plains All American Pipeline L.P./PAA Finance Corp..    6.13%      01/15/17          256,316
    250,000  Plains All American Pipeline L.P./PAA Finance Corp..    2.60%      12/15/19          243,753


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   200,000  Plains All American Pipeline L.P./PAA Finance Corp..    4.65%      10/15/25    $     202,299
    350,000  Spectra Energy Capital LLC..........................    3.30%      03/15/23          336,869
    125,000  Valero Energy Corp..................................    6.63%      06/15/37          137,549
     50,000  Valero Energy Corp..................................    4.90%      03/15/45           46,484
                                                                                            -------------
                                                                                               12,519,900
                                                                                            -------------
             PHARMACEUTICALS -- 0.4%
     75,000  Merck & Co, Inc.....................................    1.85%      02/10/20           76,609
     50,000  Merck & Co, Inc.....................................    3.70%      02/10/45           53,124
    300,000  Pfizer, Inc.........................................    1.20%      06/01/18          301,475
    100,000  Pfizer, Inc.........................................    1.45%      06/03/19          100,875
    100,000  Pfizer, Inc.........................................    1.95%      06/03/21          101,426
    250,000  Pfizer, Inc.........................................    3.40%      05/15/24          273,836
    100,000  Pfizer, Inc.........................................    2.75%      06/03/26          103,255
    250,000  Pfizer, Inc.........................................    4.40%      05/15/44          285,684
                                                                                            -------------
                                                                                                1,296,284
                                                                                            -------------
             ROAD & RAIL -- 0.7%
    200,000  CSX Corp............................................    6.25%      03/15/18          216,568
    425,000  CSX Corp............................................    3.40%      08/01/24          457,552
    200,000  CSX Corp............................................    4.50%      08/01/54          215,188
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          257,774
    425,000  Ryder System, Inc...................................    2.45%      09/03/19          432,501
    300,000  Ryder System, Inc...................................    2.65%      03/02/20          304,082
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          334,018
    100,000  Union Pacific Corp..................................    2.75%      03/01/26          104,392
     70,000  Union Pacific Corp..................................    4.85%      06/15/44           83,812
    150,000  Union Pacific Corp..................................    4.15%      01/15/45          164,838
    100,000  Union Pacific Corp..................................    4.05%      03/01/46          110,154
                                                                                            -------------
                                                                                                2,680,879
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
    100,000  Intel Corp..........................................    1.70%      05/19/21          101,004
    100,000  Intel Corp..........................................    3.10%      07/29/22          107,162
    375,000  Intel Corp..........................................    2.70%      12/15/22          392,674
    100,000  Intel Corp..........................................    2.60%      05/19/26          102,056
    160,000  Intel Corp..........................................    4.80%      10/01/41          182,136
    150,000  Intel Corp..........................................    4.90%      07/29/45          175,159
    100,000  Intel Corp..........................................    4.10%      05/19/46          104,240
    100,000  Lam Research Corp...................................    2.80%      06/15/21          102,490
    100,000  Lam Research Corp...................................    3.45%      06/15/23          103,434
    200,000  Lam Research Corp...................................    3.90%      06/15/26          210,982
    193,000  QUALCOMM, Inc.......................................    2.25%      05/20/20          198,479
                                                                                            -------------
                                                                                                1,779,816
                                                                                            -------------
             SOFTWARE -- 0.9%
    150,000  Microsoft Corp......................................    1.30%      11/03/18          151,414
     75,000  Microsoft Corp......................................    1.85%      02/12/20           76,692
    150,000  Microsoft Corp......................................    2.00%      11/03/20          153,922
    200,000  Microsoft Corp......................................    2.38%      02/12/22          206,567
    150,000  Microsoft Corp......................................    2.65%      11/03/22          156,905


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE (CONTINUED)
$   150,000  Microsoft Corp......................................    3.63%      12/15/23    $     166,398
    200,000  Microsoft Corp......................................    3.13%      11/03/25          214,460
     75,000  Microsoft Corp......................................    4.88%      12/15/43           89,621
    200,000  Microsoft Corp......................................    4.45%      11/03/45          226,104
    200,000  Oracle Corp.........................................    1.90%      09/15/21          200,881
    100,000  Oracle Corp.........................................    2.50%      05/15/22          102,260
    200,000  Oracle Corp.........................................    3.63%      07/15/23          219,297
    250,000  Oracle Corp.........................................    3.40%      07/08/24          269,136
    200,000  Oracle Corp.........................................    2.65%      07/15/26          200,760
    400,000  Oracle Corp.........................................    5.38%      07/15/40          484,698
    200,000  Oracle Corp.........................................    4.00%      07/15/46          202,164
                                                                                            -------------
                                                                                                3,121,279
                                                                                            -------------
             SPECIALTY RETAIL -- 0.7%
    400,000  Home Depot (The), Inc...............................    2.00%      04/01/21          411,104
    600,000  Home Depot (The), Inc...............................    4.40%      04/01/21          676,914
    100,000  Home Depot (The), Inc...............................    3.35%      09/15/25          109,107
    400,000  Home Depot (The), Inc...............................    3.00%      04/01/26          425,637
    200,000  Home Depot (The), Inc...............................    5.40%      09/15/40          260,720
    150,000  Home Depot (The), Inc...............................    4.25%      04/01/46          172,420
    200,000  Lowe's Cos., Inc....................................    2.50%      04/15/26          203,959
    150,000  Lowe's Cos., Inc....................................    3.70%      04/15/46          154,644
                                                                                            -------------
                                                                                                2,414,505
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.5%
    100,000  Apple, Inc..........................................    2.25%      02/23/21          102,955
    250,000  Apple, Inc..........................................    2.85%      05/06/21          264,216
    375,000  Apple, Inc..........................................    2.40%      05/03/23          382,241
     50,000  Apple, Inc..........................................    3.85%      05/04/43           50,327
    100,000  Apple, Inc..........................................    4.45%      05/06/44          109,514
     50,000  Apple, Inc..........................................    3.45%      02/09/45           47,108
    100,000  Apple, Inc..........................................    4.65%      02/23/46          113,241
    150,000  Hewlett Packard Enterprise Co. (a)..................    2.45%      10/05/17          151,991
     50,000  Hewlett Packard Enterprise Co. (a)..................    2.85%      10/05/18           51,231
    100,000  Hewlett Packard Enterprise Co. (a)..................    3.60%      10/15/20          104,480
    150,000  Hewlett Packard Enterprise Co. (a)..................    4.40%      10/15/22          160,740
    125,000  Hewlett Packard Enterprise Co. (a)..................    4.90%      10/15/25          130,841
     50,000  Hewlett Packard Enterprise Co. (a)..................    6.35%      10/15/45           49,946
                                                                                            -------------
                                                                                                1,718,831
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.0%
    100,000  NIKE, Inc...........................................    3.88%      11/01/45          111,154
                                                                                            -------------
             TOBACCO -- 0.6%
    200,000  Altria Group, Inc...................................   10.20%      02/06/39          371,767
    250,000  Philip Morris International, Inc....................    4.25%      11/10/44          275,292
    250,000  Reynolds American, Inc..............................    3.50%      08/04/16          250,522
    200,000  Reynolds American, Inc..............................    2.30%      08/21/17          202,486
    200,000  Reynolds American, Inc..............................    4.00%      06/12/22          217,646
    300,000  Reynolds American, Inc..............................    4.45%      06/12/25          336,594


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             TOBACCO (CONTINUED)
$   375,000  Reynolds American, Inc..............................    5.85%      08/15/45    $     481,012
                                                                                            -------------
                                                                                                2,135,319
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    134,947,791
             (Cost $129,817,739)                                                            -------------

U.S. GOVERNMENT BONDS AND NOTES -- 4.7%

    275,000  U.S. Treasury Bond..................................    5.38%      02/15/31          408,042
  1,630,000  U.S. Treasury Bond..................................    4.50%      02/15/36        2,348,506
  2,076,000  U.S. Treasury Bond..................................    2.50%      02/15/46        2,161,797
  1,125,000  U.S. Treasury Note (b)..............................    0.88%      10/15/17        1,129,592
    530,000  U.S. Treasury Note..................................    0.88%      05/31/18          532,899
  2,868,000  U.S. Treasury Note..................................    0.88%      04/15/19        2,881,781
    381,000  U.S. Treasury Note..................................    0.88%      05/15/19          382,845
  3,000,500  U.S. Treasury Note..................................    1.13%      02/28/21        3,021,713
    900,000  U.S. Treasury Note..................................    1.25%      03/31/21          910,512
    250,000  U.S. Treasury Note..................................    1.38%      05/31/21          254,516
  2,000,000  U.S. Treasury Note..................................    1.50%      02/28/23        2,029,140
  1,014,000  U.S. Treasury Note..................................    1.63%      05/31/23        1,036,934
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................     17,098,277
             (Cost $16,630,548)                                                             -------------

FOREIGN CORPORATE BONDS AND NOTES -- 1.1%

             BANKS -- 0.1%
    225,000  HSBC Holdings PLC...................................    2.95%      05/25/21          227,485
    225,000  HSBC Holdings PLC...................................    3.90%      05/25/26          231,768
                                                                                            -------------
                                                                                                  459,253
                                                                                            -------------
             CAPITAL MARKETS -- 0.1%
    200,000  Credit Suisse.......................................    5.40%      01/14/20          217,291
    250,000  Credit Suisse Group Funding Guernsey Ltd. (a).......    3.80%      06/09/23          249,735
                                                                                            -------------
                                                                                                  467,026
                                                                                            -------------
             CHEMICALS -- 0.1%
    175,000  LYB International Finance, B.V......................    4.88%      03/15/44          185,748
    100,000  LyondellBasell Industries N.V.......................    4.63%      02/26/55           98,029
                                                                                            -------------
                                                                                                  283,777
                                                                                            -------------
             CONSUMER FINANCE -- 0.2%
    444,000  GE Capital International Funding Co. (a)............    4.42%      11/15/35          498,983
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES -- 0.2%
    100,000  Shell International Finance, B.V....................    1.38%      05/10/19          100,390
    150,000  Shell International Finance, B.V....................    1.88%      05/10/21          150,899
    250,000  Shell International Finance, B.V....................    2.88%      05/10/26          254,321
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          255,646
                                                                                            -------------
                                                                                                  761,256
                                                                                            -------------
             METALS & MINING -- 0.1%
     49,000  Rio Tinto Finance USA PLC...........................    2.88%      08/21/22           49,816
    186,000  Rio Tinto Finance USA, Ltd..........................    3.75%      06/15/25          194,940
                                                                                            -------------
                                                                                                  244,756
                                                                                            -------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS -- 0.0%
$   100,000  BP Capital Markets PLC..............................    3.12%      05/04/26    $     102,273
                                                                                            -------------
             PHARMACEUTICALS -- 0.3%
    375,000  Actavis Funding SCS.................................    3.00%      03/12/20          387,078
    300,000  Actavis Funding SCS.................................    3.45%      03/15/22          311,959
    300,000  Actavis Funding SCS.................................    3.80%      03/15/25          313,112
    100,000  Actavis Funding SCS.................................    4.75%      03/15/45          105,423
                                                                                            -------------
                                                                                                1,117,572
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................      3,934,896
             (Cost $3,810,028)                                                              -------------

             TOTAL INVESTMENTS -- 97.7%....................................................   357,564,096
             (Cost $336,981,312) (c)

             NET OTHER ASSETS AND LIABILITIES -- 2.3%......................................     8,528,525
                                                                                            -------------
             NET ASSETS -- 100.0%.......................................................... $ 366,092,621
                                                                                            =============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgement. At June 30, 2016, securities noted as such amounted to $5,105,822 or 1.39% of net assets.

(b) All or a portion of this security is segregated as collateral for open futures contracts.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,612,482 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,029,698.


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2016          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $201,583,132     $201,583,132     $         --     $         --
Corporate Bonds and Notes*........................    134,947,791               --      134,947,791               --
U.S. Government Bonds and Notes...................     17,098,277               --       17,098,277               --
Foreign Corporate Bonds and Notes*................      3,934,896               --        3,934,896               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $357,564,096     $201,583,132     $155,980,964     $         --
                                                     ============     ============     ============     ============


                                                 LIABILITIES TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2016          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Futures Contracts**...............................   $   (234,336)    $   (234,336)    $         --     $         --
                                                     ============     ============     ============     ============


*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation/depreciation on futures contracts as presented on the Statements of Operations. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.

OPEN FUTURES CONTRACTS AT JUNE 30, 2016 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                          UNREALIZED
                                                       NUMBER OF        EXPIRATION        NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                                CONTRACTS          MONTH            VALUE        (DEPRECIATION)
--------------------------------------------------    ------------     ------------     ------------     ------------
U.S. Treasury 5-Year Notes                                 53            Sep-2016       $  6,474,695     $   (103,133)
U.S. Treasury 10-Year Notes                                24            Sep-2016          3,191,625          (73,906)
U.S. Treasury Ultra Long Term Bond Futures                 13            Sep-2016          1,893,735          (57,297)
                                                                                        ------------     ------------
Total Futures Contracts                                                                 $ 11,560,055     $   (234,336)
                                                                                        ============     ============


                        See Notes to Financial Statements                Page 31

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 37.3%

             CAPITAL MARKETS -- 37.3%
          1  First Trust Low Duration Opportunities ETF (a)...............................  $          52
     45,070  First Trust Preferred Securities and Income ETF (a)..........................        857,231
     47,060  First Trust Senior Loan Fund (a).............................................      2,250,409
     17,780  First Trust Tactical High Yield ETF (a)......................................        847,573
         70  iShares 20+ Year Treasury Bond ETF...........................................          9,723
        215  iShares 7-10 Year Treasury Bond ETF..........................................         24,288
     10,605  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,301,552
      2,044  iShares MBS ETF..............................................................        224,779
          1  Vanguard Mortgage-Backed Securities ETF......................................             54
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      5,515,661
             (Cost $5,539,260)                                                              -------------

COMMON STOCKS -- 23.3%

             AEROSPACE & DEFENSE -- 1.2%
        368  General Dynamics Corp........................................................         51,240
        536  Honeywell International, Inc.................................................         62,348
        415  Raytheon Co..................................................................         56,419
                                                                                            -------------
                                                                                                  170,007
                                                                                            -------------
             BANKS -- 1.4%
        966  JPMorgan Chase & Co..........................................................         60,027
      1,271  U.S. Bancorp.................................................................         51,259
      1,396  Webster Financial Corp.......................................................         47,394
      1,121  Wells Fargo & Co.............................................................         53,057
                                                                                            -------------
                                                                                                  211,737
                                                                                            -------------
             BEVERAGES -- 0.4%
        441  Anheuser-Busch InBev N.V., ADR...............................................         58,071
                                                                                            -------------
             CAPITAL MARKETS -- 0.3%
        142  BlackRock, Inc...............................................................         48,639
                                                                                            -------------
             CHEMICALS -- 0.6%
        480  International Flavors & Fragrances, Inc......................................         60,514
        471  LyondellBasell Industries N.V., Class A......................................         35,052
                                                                                            -------------
                                                                                                   95,566
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.8%
      1,962  Cisco Systems, Inc...........................................................         56,290
        697  Harris Corp..................................................................         58,158
                                                                                            -------------
                                                                                                  114,448
                                                                                            -------------
             CONSUMER FINANCE -- 0.4
        831  Capital One Financial Corp...................................................         52,777
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
        998  Verizon Communications, Inc..................................................         55,728
                                                                                            -------------
             ELECTRIC UTILITIES -- 2.0%
        490  Alliant Energy Corp..........................................................         19,453
        557  American Electric Power Co., Inc.............................................         39,040
         72  Duke Energy Corp.............................................................          6,177
        775  Edison International.........................................................         60,194
        286  Emera, Inc. (CAD)............................................................         10,763


Page 32                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        607  Eversource Energy............................................................  $      36,359
        460  NextEra Energy, Inc..........................................................         59,984
        853  Pinnacle West Capital Corp...................................................         69,144
                                                                                            -------------
                                                                                                  301,114
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
        776  Eaton Corp. PLC..............................................................         46,351
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES -- 0.3%
        501  Schlumberger Ltd.............................................................         39,619
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.4%
        605  CVS Health Corp..............................................................         57,923
                                                                                            -------------
             GAS UTILITIES -- 0.6%
        150  Atmos Energy Corp............................................................         12,198
        517  Chesapeake Utilities Corp....................................................         34,215
        317  New Jersey Resources Corp....................................................         12,220
        522  UGI Corp.....................................................................         23,621
                                                                                            -------------
                                                                                                   82,254
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
      1,155  Abbott Laboratories..........................................................         45,403
        661  Medtronic PLC................................................................         57,355
                                                                                            -------------
                                                                                                  102,758
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.8%
        496  Aetna, Inc...................................................................         60,577
        691  Cardinal Health, Inc.........................................................         53,905
                                                                                            -------------
                                                                                                  114,482
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.3%
        882  Starbucks Corp...............................................................         50,380
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.4%
        524  Siemens AG, ADR..............................................................         53,757
                                                                                            -------------
             INSURANCE -- 1.6%
      1,705  FNF Group....................................................................         63,938
      1,351  Hartford Financial Services Group (The), Inc.................................         59,957
      1,733  Horace Mann Educators Corp...................................................         58,558
      1,245  MetLife, Inc.................................................................         49,588
                                                                                            -------------
                                                                                                  232,041
                                                                                            -------------
             IT SERVICES -- 0.5%
        604  Accenture PLC, Class A.......................................................         68,427
                                                                                            -------------
             MACHINERY -- 0.4%
        411  Snap-on, Inc.................................................................         64,864
                                                                                            -------------
             MEDIA -- 0.4%
        550  Walt Disney (The) Co.........................................................         53,801
                                                                                            -------------
             MULTI-UTILITIES -- 1.1%
        510  National Grid PLC, ADR.......................................................         37,908
        748  Public Service Enterprise Group, Inc.........................................         34,864
        481  SCANA Corp...................................................................         36,393


                        See Notes to Financial Statements                Page 33

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MULTI-UTILITIES (CONTINUED)
        318  Sempra Energy................................................................  $      36,258
        365  WEC Energy Group, Inc........................................................         23,835
                                                                                            -------------
                                                                                                  169,258
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.4%
      1,406  Enbridge Income Fund Holdings, Inc. (CAD)....................................         34,890
        264  Enbridge, Inc................................................................         11,183
        750  Exxon Mobil Corp.............................................................         70,305
      1,046  Inter Pipeline Ltd. (CAD)....................................................         22,184
      6,313  Kinder Morgan, Inc...........................................................        118,179
        815  Targa Resources Corp.........................................................         34,344
      2,900  TransCanada Corp.............................................................        131,138
        946  Valero Energy Corp...........................................................         48,246
      1,662  Williams (The) Cos., Inc.....................................................         35,949
                                                                                            -------------
                                                                                                  506,418
                                                                                            -------------
             PHARMACEUTICALS -- 0.4%
      1,035  Teva Pharmaceutical Industries Ltd., ADR.....................................         51,988
                                                                                            -------------
             ROAD & RAIL -- 0.3%
        524  Union Pacific Corp...........................................................         45,719
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
      1,421  Intel Corp...................................................................         46,609
        939  Texas Instruments, Inc.......................................................         58,828
                                                                                            -------------
                                                                                                  105,437
                                                                                            -------------
             SOFTWARE -- 0.8%
      1,219  Microsoft Corp...............................................................         62,376
      1,241  Oracle Corp..................................................................         50,794
                                                                                            -------------
                                                                                                  113,170
                                                                                            -------------
             SPECIALTY RETAIL -- 0.8%
        520  Home Depot (The), Inc........................................................         66,399
        715  TJX (The) Cos., Inc..........................................................         55,219
                                                                                            -------------
                                                                                                  121,618
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.3%
        482  Apple, Inc...................................................................         46,079
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
        736  VF Corp......................................................................         45,257
                                                                                            -------------
             TOBACCO -- 0.7%
        803  Altria Group, Inc............................................................         55,375
        426  British American Tobacco PLC, ADR............................................         55,159
                                                                                            -------------
                                                                                                  110,534
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
      1,643  Vodafone Group PLC, ADR......................................................         50,752
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      3,440,974
             (Cost $3,295,367)                                                              -------------


Page 34                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 13.2%

             DIVERSIFIED REITS -- 1.7%
      9,198  Lexington Realty Trust.......................................................  $      92,992
        710  PS Business Parks, Inc.......................................................         75,317
      2,521  Washington Real Estate Investment Trust......................................         79,311
                                                                                            -------------
                                                                                                  247,620
                                                                                            -------------
             HEALTH CARE REITS -- 1.1%
      1,115  National Health Investors, Inc...............................................         83,725
      2,268  Omega Healthcare Investors, Inc..............................................         76,999
                                                                                            -------------
                                                                                                  160,724
                                                                                            -------------
             HOTEL & RESORT REITS -- 1.5%
      2,799  Hospitality Properties Trust.................................................         80,611
      4,423  Host Hotels & Resorts, Inc...................................................         71,697
      3,435  RLJ Lodging Trust............................................................         73,681
                                                                                            -------------
                                                                                                  225,989
                                                                                            -------------
             INDUSTRIAL REITS -- 1.6%
      1,784  DCT Industrial Trust, Inc....................................................         85,703
      1,670  Prologis, Inc................................................................         81,897
      2,880  Terreno Realty Corp..........................................................         74,506
                                                                                            -------------
                                                                                                  242,106
                                                                                            -------------
             RESIDENTIAL REITS -- 2.0%
        378  AvalonBay Communities, Inc...................................................         68,187
        858  Camden Property Trust........................................................         75,864
        944  Equity LifeStyle Properties, Inc.............................................         75,567
        722  Mid-America Apartment Communities, Inc.......................................         76,821
                                                                                            -------------
                                                                                                  296,439
                                                                                            -------------
             RETAIL REITS -- 2.0%
        425  Federal Realty Investment Trust..............................................         70,359
      2,329  Kimco Realty Corp............................................................         73,084
      1,408  National Retail Properties, Inc..............................................         72,822
        343  Simon Property Group, Inc....................................................         74,397
                                                                                            -------------
                                                                                                  290,662
                                                                                            -------------
             SPECIALIZED REITS -- 3.3%
      1,811  CyrusOne, Inc................................................................        100,800
        798  Digital Realty Trust, Inc....................................................         86,974
      1,054  EPR Properties...............................................................         85,037
        780  Extra Space Storage, Inc.....................................................         72,181
      1,499  QTS Realty Trust, Inc., Class A..............................................         83,914
        609  Sovran Self Storage, Inc.....................................................         63,896
                                                                                            -------------
                                                                                                  492,802
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      1,956,342
             (Cost $1,613,769)                                                              -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 10.5%

             CHEMICALS -- 0.3%
      2,015  Westlake Chemical Partners, L.P..............................................  $      40,260
                                                                                            -------------
             GAS UTILITIES -- 0.5%
      1,528  AmeriGas Partners, L.P.......................................................         71,358
        348  Suburban Propane Partners, L.P...............................................         11,623
                                                                                            -------------
                                                                                                   82,981
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.5%
      2,499  NextEra Energy Partners, L.P.................................................         75,920
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 9.2%
      1,228  Alliance Holdings GP, L.P....................................................         25,837
      3,432  Alliance Resource Partners, L.P..............................................         54,088
        317  Buckeye Partners, L.P........................................................         22,295
      4,527  Columbia Pipeline Partners, L.P..............................................         67,905
      6,458  Enbridge Energy Partners, L.P................................................        149,826
      8,002  Enterprise Products Partners, L.P............................................        234,138
      1,378  EQT Midstream Partners, L.P..................................................        110,653
      3,387  Holly Energy Partners, L.P...................................................        117,360
      1,837  Magellan Midstream Partners, L.P.............................................        139,612
      1,463  ONEOK Partners, L.P..........................................................         58,608
      4,278  Plains All American Pipeline, L.P............................................        117,602
      2,953  Spectra Energy Partners, L.P.................................................        139,322
        777  Tallgrass Energy Partners, L.P...............................................         35,757
      1,457  TC PipeLines, L.P............................................................         83,428
                                                                                            -------------
                                                                                                1,356,431
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      1,555,592
             (Cost $1,405,121)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 8.6%

$    18,387  U.S. Treasury Inflation Indexed Bond................    2.38%      01/15/27           22,588
     50,244  U.S. Treasury Inflation Indexed Bond................    1.75%      01/15/28           58,821
     26,741  U.S. Treasury Inflation Indexed Bond................    2.50%      01/15/29           33,937
     32,481  U.S. Treasury Inflation Indexed Bond................    3.38%      04/15/32           47,649
     14,388  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/40           18,851
     20,537  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/41           27,151
     18,845  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/42           18,932
     43,285  U.S. Treasury Inflation Indexed Bond................    0.63%      02/15/43           42,245
     25,456  U.S. Treasury Inflation Indexed Bond................    1.38%      02/15/44           29,492
     25,702  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/45           25,876
     10,096  U.S. Treasury Inflation Indexed Bond................    1.00%      02/15/46           10,916
     14,113  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/17           14,208
     65,508  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/18           66,515
     28,843  U.S. Treasury Inflation Indexed Note................    1.38%      07/15/18           30,269
     94,844  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/19           96,901
     29,205  U.S. Treasury Inflation Indexed Note................    1.38%      01/15/20           31,205
     50,055  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/20           51,232
     38,393  U.S. Treasury Inflation Indexed Note................    1.25%      07/15/20           41,298


Page 36                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES (CONTINUED)

$    42,868  U.S. Treasury Inflation Indexed Note................    1.13%      01/15/21    $      45,898
     18,168  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/21           18,630
     41,395  U.S. Treasury Inflation Indexed Note................    0.63%      07/15/21           43,612
     47,457  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/22           48,425
     45,772  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/22           46,860
     51,820  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/23           52,572
     40,090  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/23           41,503
     42,036  U.S. Treasury Inflation Indexed Note................    0.63%      01/15/24           44,062
     48,561  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/24           49,112
     47,470  U.S. Treasury Inflation Indexed Note................    0.25%      01/15/25           48,241
     34,901  U.S. Treasury Inflation Indexed Note................    2.38%      01/15/25           41,719
     47,412  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/25           48,863
     44,298  U.S. Treasury Inflation Indexed Note................    0.63%      01/15/26           46,690
     25,914  U.S. Treasury Inflation Indexed Note................    2.00%      01/15/26           30,524
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      1,274,797
             (Cost $1,237,207)                                                              -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 4.1%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
             Fannie Mae REMICS
        136     Series 1988-16, Class B..........................    9.50%      06/25/18              141
      1,623     Series 1988-30, Class D..........................    9.50%      12/25/18            1,718
        406     Series 1989-69, Class G..........................    7.60%      10/25/19              430
      1,092     Series 1989-82, Class G..........................    8.40%      11/25/19            1,187
      3,515     Series 1990-109, Class J.........................    7.00%      09/25/20            3,710
      1,638     Series 1992-24, Class Z..........................    6.50%      04/25/22            1,783
        195     Series 1992-44, Class ZQ.........................    8.00%      07/25/22              201
      3,480     Series 1993-1, Class KA..........................    7.90%      01/25/23            3,938
      2,424     Series 1993-62, Class E..........................    7.00%      04/25/23            2,708
        848     Series 1993-119, Class H.........................    6.50%      07/25/23              942
      5,254     Series 1993-178, Class PK........................    6.50%      09/25/23            5,865
      5,158     Series 1995-24, Class G..........................    6.50%      04/25/23            5,650
        146     Series 2001-69, Class PG.........................    6.00%      12/25/16              146
        138     Series 2001-71, Class QE.........................    6.00%      12/25/16              140
      1,685     Series 2002-2, Class UC..........................    6.00%      02/25/17            1,713
     54,105     Series 2002-9, Class MS, IO (b)..................    7.65%      03/25/32           12,192
      5,113     Series 2002-10, Class FB (b).....................    0.95%      03/25/17            5,119
      2,389     Series 2002-67, Class PE.........................    5.50%      11/25/32            2,680
        245     Series 2003-9, Class EB..........................    5.00%      02/25/18              251
      6,739     Series 2003-14, Class AQ.........................    3.50%      03/25/33            7,032
      9,089     Series 2003-41, Class OA.........................    4.00%      05/25/33            9,637
        367     Series 2003-92, Class HP.........................    4.50%      09/25/18              378
     10,198     Series 2004-10, Class ZB.........................    6.00%      02/25/34           13,031
     11,044     Series 2004-76, Class CL.........................    4.00%      10/25/19           11,292
      7,414     Series 2004-92, Class S, IO (b)..................    6.25%      08/25/34              563
      2,702     Series 2005-46, Class LW.........................    5.00%      06/25/20            2,760
        399     Series 2005-48, Class MD.........................    5.00%      04/25/34              408
     14,346     Series 2005-68, Class BC.........................    5.25%      06/25/35           15,291
      4,896     Series 2005-70, Class KJ.........................    5.50%      09/25/34            5,114
        720     Series 2005-120, Class NF (b)....................    0.55%      01/25/21              720


                        See Notes to Financial Statements                Page 37

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMICS (Continued)
$     1,492     Series 2010-39, Class PG.........................    4.00%      06/25/38    $       1,503
        932     Series 2011-38, Class AH.........................    2.75%      05/25/20              946
      4,632     Series 2012-35, Class PL.........................    2.00%      11/25/41            4,685
      9,850     Series 2013-31, Class NT.........................    3.00%      04/25/43           10,099
             Fannie Mae Trust
      8,409     Series 2004-W8, Class 3A.........................    7.50%      06/25/44           10,062
             FHLMC - GNMA
        678     Series 1993-5, Class HA..........................    7.50%      02/25/23              743
      1,456     Series 1994-27, Class D..........................    7.00%      03/25/24            1,635
             Freddie Mac REMICS
      2,260     Series 1988-23, Class F..........................    9.60%      04/15/20            2,404
      1,666     Series 1989-84, Class F..........................    9.20%      10/15/20            1,812
        161     Series 1991-1074, Class I........................    6.75%      05/15/21              170
      3,754     Series 1991-1078, Class GZ.......................    6.50%      05/15/21            3,895
      1,208     Series 1992-1250, Class J........................    7.00%      05/15/22            1,335
      9,023     Series 1994-1673, Class FB (b)...................    1.32%      02/15/24            9,079
      1,885     Series 1996-1807, Class G........................    9.00%      10/15/20            2,001
        114     Series 1996-1847, Class LL.......................    7.50%      04/15/26              130
     21,891     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            3,037
     18,108     Series 1999-2174, Class PN.......................    6.00%      07/15/29           20,541
        618     Series 2001-2353, Class TD.......................    6.00%      09/15/16              626
        885     Series 2001-2354, Class TY.......................    5.75%      09/15/16              887
        153     Series 2001-2366, Class MD.......................    6.00%      10/15/16              154
        826     Series 2002-2399, Class PG.......................    6.00%      01/15/17              833
        604     Series 2002-2447, Class LB.......................    5.50%      05/15/17              611
        773     Series 2003-2559, Class PB.......................    5.50%      08/15/30              804
      8,176     Series 2003-2590, Class NV.......................    5.00%      03/15/18            8,390
      5,308     Series 2003-2649, Class KA.......................    4.50%      07/15/18            5,442
     14,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34           15,825
      3,384     Series 2004-2780, Class JA.......................    4.50%      04/15/19            3,555
      1,412     Series 2005-2922, Class QE.......................    5.00%      05/15/34            1,466
     43,435     Series 2006-3114, Class GI, IO (b)...............    6.16%      02/15/36           10,709
     65,577     Series 2006-3199, Class DS, IO (b)...............    6.71%      08/15/36           14,846
      2,043     Series 2006-3237, Class CB.......................    5.50%      07/15/36            2,174
     24,251     Series 2011-3824, Class FA (b)...................    0.59%      03/15/26           24,203
      3,041     Series 2012-4097, Class DC.......................    1.50%      06/15/41            2,993
      8,473     Series 2013-4253, Class TD.......................    2.00%      07/15/40            8,535
             Freddie Mac Strips
     34,417     Series 1994-169, Class IO, IO....................    8.50%      03/01/23            7,186
             Government National Mortgage Association
     17,080     Series 1999-30, Class S, IO (b)..................    8.16%      08/16/29            4,390
      6,506     Series 2004-42, Class LE.........................    5.50%      07/20/33            6,598
        830     Series 2008-85, Class HP.........................    4.00%      04/20/38              839
     14,154     Series 2009-29, Class TA.........................    4.50%      03/16/39           14,975
        468     Series 2009-81, Class PA.........................    5.50%      02/16/38              492
      1,019     Series 2010-117, Class MA........................    2.50%      09/16/23            1,030
      6,665     Series 2010-121, Class PQ........................    3.00%      02/20/39            6,814


Page 38                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Government National Mortgage Association (Continued)
$     5,754     Series 2011-136, Class GB........................    2.50%      05/20/40    $       5,863
     48,726     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            6,841
                                                                                            -------------
                                                                                                  347,898
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 1.7%
             Federal Home Loan Mortgage Corporation
     20,966     Pool A47829......................................    4.00%      08/01/35           22,523
     12,619     Pool C01252......................................    6.50%      11/01/31           15,196
     24,779     Pool G06358......................................    4.00%      04/01/41           26,999
     15,618     Pool G11418......................................    6.50%      07/01/17           15,840
      5,820     Pool O20138 (b)..................................    5.00%      11/01/30            6,466
     31,001     Pool U90316......................................    4.00%      10/01/42           33,599
             Federal National Mortgage Association
     16,550     Pool AH1568......................................    4.50%      12/01/40           18,230
     13,908     Pool AL0791......................................    4.00%      02/01/41           15,179
     59,438     Pool AU4289......................................    4.00%      09/01/43           64,417
             Government National Mortgage Association
     18,682     Pool 3500........................................    5.50%      01/20/34           21,075
     13,304     Pool 3711........................................    5.50%      05/20/35           15,012
                                                                                            -------------
                                                                                                  254,536
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................        602,434
             (Cost $587,662)                                                                -------------

MORTGAGE-BACKED SECURITIES -- 0.5%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
             Credit Suisse First Boston Mortgage Securities Corp.
      4,277     Series 2004-1, Class 1A1.........................    5.75%      02/25/34            4,294
      3,397     Series 2004-4, Class 1A3.........................    5.75%      08/25/34            3,462
             Jefferies Resecuritization Trust
      8,485     Series 2009-R7, Class 4A1 (b) (c)................    2.73%      09/26/34            8,426
        818     Series 2009-R7, Class 12A1 (b) (c)...............    2.89%      08/26/36              818
             JPMorgan Resecuritization Trust
     10,365     Series 2009-7, Class 5A1 (b) (c).................    6.00%      02/27/37           10,431
        164     Series 2010-4, Class 7A1 (b) (c).................    1.99%      08/26/35              165
             MASTR Alternative Loan Trust
      6,655     Series 2004-10, Class 2A1........................    5.50%      10/25/19            6,829
             MASTR Asset Securitization Trust
      6,587     Series 2003-5, Class 2A1.........................    5.00%      06/25/18            6,754
      3,650     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            3,728
             Prime Mortgage Trust
        140     Series 2004-CL1, Class 2A1.......................    5.00%      02/25/19              141
             RAAC Trust
      3,953     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34            4,044
             Structured Asset Mortgage Investments Trust
     14,431     Series 1999-1, Class 2A (b)......................    8.91%      06/25/29           14,825
             Structured Asset Securities Corp. Mortgage
                Pass-Through Certificates
      4,709     Series 2004-21XS, Class 2A6A.....................    4.74%      12/25/34            4,797


                        See Notes to Financial Statements                Page 39

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             WAMU Mortgage Pass-Through Certificates
$       576     Series 2002-S8, Class 2A7........................    5.25%      01/25/18    $         581
             Wells Fargo Alternative Loan Trust
      2,448     Series 2007-PA5, Class 2A1.......................    6.00%      11/25/22            2,481
             Wells Fargo Mortgage-Backed Securities Trust
      3,720     Series 2006-17, Class A4.........................    5.50%      11/25/21            3,764
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         75,540
             (Cost $74,371)                                                                 -------------

ASSET-BACKED SECURITIES -- 0.1%

             AFC Home Equity Loan Trust
      1,146     Series 1997-4, Class 1A2 (b).....................    1.16%      12/22/27            1,012
             Bear Stearns Asset Backed Securities Trust
     11,218     Series 2005-SD1, Class 1A3 (b)...................    0.85%      08/25/43           11,097
             Conseco Financial Corp.
      2,140     Series 1993-4, Class A5..........................    7.05%      01/15/19            2,184
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................         14,293
             (Cost $13,872)                                                                 -------------

             TOTAL INVESTMENTS -- 97.6%...................................................     14,435,633
             (Cost $13,766,629) (d)

             NET OTHER ASSETS AND LIABILITIES -- 2.4%.....................................        352,300
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  14,787,933
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Floating or variable rate security. The interest rate shown reflects the rate in effect at June 30, 2016.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At June 30, 2016, securities noted as such amounted to $19,840 or 0.13% of net assets.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $892,268 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $223,264.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.


Page 40                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements)

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2016          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $  5,515,661     $  5,515,661     $         --     $         --
Common Stocks*....................................      3,440,974        3,440,974               --               --
Real Estate Investment Trusts*....................      1,956,342        1,956,342               --               --
Master Limited Partnerships*......................      1,555,592        1,555,592               --               --
U.S. Government Bonds and Notes...................      1,274,797               --        1,274,797               --
U.S. Government Agency Mortgage-Backed............
    Securities....................................        602,434               --          602,434               --
Mortgage-Backed Securities........................         75,540               --           75,540               --
Asset-Backed Securities...........................         14,293               --           14,293               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 14,435,633     $ 12,468,569     $  1,967,064     $         --
                                                     ============     ============     ============     ============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


                        See Notes to Financial Statements                Page 41

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 98.5%

             CAPITAL MARKETS -- 98.5%
     16,360  First Trust Consumer Discretionary AlphaDEX(R) Fund (a)......................  $     551,659
     12,264  First Trust Consumer Staples AlphaDEX(R) Fund (a)............................        593,210
      3,734  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        168,142
      8,315  First Trust Dow Jones Internet Index Fund (a) (b)............................        599,678
      9,035  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        173,924
     41,685  First Trust Energy AlphaDEX(R) Fund (a)......................................        621,106
      1,890  First Trust Germany AlphaDEX(R) Fund (a).....................................         65,432
      2,524  First Trust ISE Chindia Index Fund (a).......................................         68,527
      1,565  First Trust Japan AlphaDEX(R) Fund (a).......................................         71,145
     13,065  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................        651,943
     12,878  First Trust Mid Cap Core AlphaDEX(R) Fund (a)................................        650,597
     21,960  First Trust Mid Cap Growth AlphaDEX(R) Fund (a)..............................        659,020
      1,694  First Trust Switzerland AlphaDEX(R) Fund (a).................................         65,371
      1,841  First Trust United Kingdom AlphaDEX(R) Fund (a)..............................         61,213
     22,236  First Trust Utilities AlphaDEX(R) Fund (a)...................................        601,039
     21,870  iShares Core U.S. Aggregate Bond ETF.........................................      2,461,906
     50,643  SPDR Barclays Emerging Markets Local Bond ETF (b)............................      1,409,395
     25,737  SPDR Barclays International Treasury Bond ETF (b)............................      1,471,127
     28,594  SPDR Nuveen Barclays Municipal Bond ETF......................................      1,446,570
     31,677  SPDR Wells Fargo Preferred Stock ETF.........................................      1,457,775
                                                                                            -------------
             TOTAL INVESTMENTS -- 98.5%....................................................    13,848,779
             (Cost $13,467,785) (c)                                                         -------------

             NET OTHER ASSETS AND LIABILITIES - 1.5%......................................        210,343
                                                                                            -------------
             NET ASSETS -- 100.0%.......................................................... $  14,059,122
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $401,466 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,472.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2016          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 13,848,779     $ 13,848,779     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2016.


Page 42                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2016 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value...................................................   $   357,564,096   $    10,480,368   $     8,246,773
Investments in affiliated funds, at value...............................                --         3,955,265         5,602,006
Cash and cash equivalents...............................................        10,174,909           422,845           259,256
Receivables:
   Interest.............................................................         1,295,506             7,131                --
   Investment securities sold...........................................         1,074,301            82,882                --
   Fund shares sold.....................................................           520,800             8,938             6,188
   Dividends............................................................           182,392            15,684                --
   Variation margin.....................................................             3,906                --                --
   From investment advisor..............................................                --            15,794             7,015
   Reclaim..............................................................                --               466                --
Prepaid expenses........................................................             8,976               762                --
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       370,824,886        14,990,135        14,121,238
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased......................................         4,332,791           127,011                --
   Investment advisory fees.............................................           133,503                --                --
   12b-1 service fees (Class I).........................................            71,260             2,926             2,688
   Administrative service fees..........................................            57,011             2,358             2,175
   Printing fees........................................................            30,858             8,476             7,446
   Licensing fees.......................................................            26,357                --             4,701
   Accounting and administration fees...................................            18,555             6,263            11,883
   Audit and tax fees...................................................            17,460            31,150            14,113
   Transfer agent fees..................................................            13,927             8,552             6,763
   Custodian fees.......................................................            12,407             2,410             5,160
   Fund shares redeemed.................................................            10,000            10,032               114
   Variation margin.....................................................             4,141                --                --
   Commitment fees......................................................             2,677             1,502                --
   Financial reporting fees.............................................               771                --             2,683
   Trustees' fees and expenses..........................................               408                --                 1
   Legal fees...........................................................                --               373             4,286
Other liabilities.......................................................               139             1,149               103
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................         4,732,265           202,202            62,116
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   366,092,621   $    14,787,933   $    14,059,122
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   346,725,927   $    14,545,531   $    14,002,711
Accumulated net investment income (loss)................................           171,191            54,722            38,290
Accumulated net realized gain (loss) on investments, futures and
   foreign currency transactions........................................        (1,152,945)         (481,324)         (362,873)
Net unrealized appreciation (depreciation) on investments and futures...        20,348,448           669,004           380,994
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   366,092,621   $    14,787,933   $    14,059,122
                                                                           ===============   ===============   ===============
Investments, at cost....................................................   $   336,981,312   $     9,735,726   $     8,054,102
                                                                           ===============   ===============   ===============
Investments in affiliated funds, at cost................................   $            --   $     4,030,903   $     5,413,683
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   366,076,070   $    14,681,840   $    14,009,980
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         12.40   $         10.53   $          9.80
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        29,513,120         1,394,884         1,429,966
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $        16,551   $       106,093   $        49,142
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         12.42   $         10.52   $          9.81
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................             1,333            10,080             5,009
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 43

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest................................................................   $     1,794,276   $        18,208   $           613
Dividends...............................................................         1,715,158           105,816            52,907
Dividends from affiliated funds.........................................                --            88,920            25,827
Foreign withholding tax on dividend income..............................                --            (1,310)               --
Other...................................................................                --                --                25
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................         3,509,434           211,634            79,372
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................           861,258            39,726            14,979
12b-1 distribution and service fees (Class I)...........................           358,840            16,427            10,641
Administrative service fees.............................................           287,054            13,142             8,482
Accounting and administration fees......................................            90,646             8,897            10,151
Custodian fees..........................................................            64,464             4,135             3,910
Licensing fees..........................................................            46,873                --             4,280
Transfer agent fees.....................................................            44,409            25,866            26,249
Printing fees...........................................................            30,062             4,815             6,623
Legal fees..............................................................            28,287             1,353             1,106
Commitment fees.........................................................            15,513             9,101                --
Audit and tax fees......................................................            14,421            25,361            11,399
Trustees' fees and expenses.............................................             9,357             8,057             8,748
Financial reporting fees................................................             4,625                --             3,579
Excise tax..............................................................                --                --               248
Other...................................................................             4,752             4,062             1,243
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         1,860,561           160,942           111,638
   Fees waived or expenses reimbursed by the investment advisor.........          (137,978)         (106,113)          (74,204)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         1,722,583            54,829            37,434
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................         1,786,851           156,805            41,938
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..........................................................          (548,322)         (256,998)           23,323
   Investments in affiliated funds......................................                --           (15,551)         (386,196)
   Foreign currency transactions........................................                --                12                --
   Futures..............................................................          (308,609)               --                --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................          (856,931)         (272,537)         (362,873)
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments..........................................................        18,971,849         1,076,787           194,884
   Investments in affiliated funds......................................                --            67,001           237,961
   Futures..............................................................          (257,141)               --                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................        18,714,708         1,143,788           432,845
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................        17,857,777           871,251            69,972
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $    19,644,628       $ 1,028,056         $ 111,910
                                                                           ===============   ===============   ===============


Page 44                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                          FOR THE
                                                                                         SIX MONTHS         FOR THE
                                                                                           ENDED              YEAR
                                                                                         6/30/2016           ENDED
                                                                                        (UNAUDITED)        12/31/2015
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $  1,786,851      $  3,342,508
Net realized gain (loss).............................................................       (856,931)        8,084,683
Net change in unrealized appreciation (depreciation).................................     18,714,708       (12,219,844)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................     19,644,628          (792,653)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................     (1,615,565)       (5,442,059)
Class II.............................................................................            (95)             (382)
                                                                                        ------------      ------------
                                                                                          (1,615,660)       (5,442,441)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................     (7,142,647)       (4,388,357)
Class II.............................................................................           (337)             (185)
                                                                                        ------------      ------------
                                                                                          (7,142,984)       (4,388,542)
                                                                                        ------------      ------------
Total distributions to shareholders..................................................     (8,758,644)       (9,830,983)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................    108,567,495       112,078,962
Proceeds from shares reinvested......................................................      8,758,361         9,830,537
Cost of shares redeemed..............................................................     (5,379,355)      (63,164,485)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............    111,946,501        58,745,014
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................    122,832,485        48,121,378
NET ASSETS:
Beginning of period..................................................................    243,260,136       195,138,758
                                                                                        ------------      ------------
End of period........................................................................   $366,092,621      $243,260,136
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $    171,191      $         --
                                                                                        ============      ============


                        See Notes to Financial Statements                Page 45

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                          FOR THE
                                                                                         SIX MONTHS         FOR THE
                                                                                           ENDED              YEAR
                                                                                         6/30/2016           ENDED
                                                                                        (UNAUDITED)        12/31/2015
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $    156,805      $    236,497
Net realized gain (loss).............................................................       (272,537)         (192,777)
Net increase from payment by the advisor.............................................             --             5,471
Net change in unrealized appreciation (depreciation).................................      1,143,788          (564,737)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................      1,028,056          (515,546)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................       (125,781)         (234,799)
Class II.............................................................................         (1,038)           (2,203)
                                                                                        ------------      ------------
Total distributions to shareholders..................................................       (126,819)         (237,002)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      2,495,922         9,660,473
Proceeds from shares reinvested......................................................        125,781           234,279
Cost of shares redeemed..............................................................     (1,091,690)       (3,784,387)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      1,530,013         6,110,365
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................      2,431,250         5,357,817
NET ASSETS:
Beginning of period..................................................................     12,356,683         6,998,866
                                                                                        ------------      ------------
End of period........................................................................   $ 14,787,933      $ 12,356,683
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $     54,722      $     24,736
                                                                                        ============      ============


Page 46                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                          FOR THE
                                                                                         SIX MONTHS         FOR THE
                                                                                           ENDED             PERIOD
                                                                                         6/30/2016           ENDED
                                                                                        (UNAUDITED)      12/31/2015 (a)
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $     41,938      $      6,431
Net realized gain (loss).............................................................       (362,873)               --
Net change in unrealized appreciation (depreciation).................................        432,845           (51,851)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................        111,910           (45,420)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................         (9,989)               --
Class II.............................................................................            (90)               --
                                                                                        ------------      ------------
Total distributions to shareholders..................................................        (10,079)               --
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      9,450,807         5,538,309
Proceeds from shares reinvested......................................................         10,079                --
Cost of shares redeemed..............................................................       (994,009)           (2,475)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      8,466,877         5,535,834
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................      8,568,708         5,490,414
NET ASSETS:
Beginning of period..................................................................      5,490,414                --
                                                                                        ------------      ------------
End of period........................................................................   $ 14,059,122      $  5,490,414
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $     38,290      $      6,431
                                                                                        ============      ============

-----------------------------

(a) The Fund's Class I and Class II Shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.


                        See Notes to Financial Statements                Page 47

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES

                                                  SIX MONTHS                                               FOR THE
                                                    ENDED              YEAR ENDED DECEMBER 31,              PERIOD
                                                  6/30/2016     -------------------------------------       ENDED
                                                 (UNAUDITED)       2015          2014         2013      12/31/2012 (a)
                                                 ------------   ----------    ----------   ----------   --------------
Net asset value, beginning of period...........    $  11.94      $  12.41      $  11.37     $  10.31       $  10.00
                                                   --------      --------      --------     --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.07          0.16          0.15         0.14           0.15
Net realized and unrealized gain (loss)........        0.71         (0.15)         0.99         1.17           0.29
                                                   --------      --------      --------     --------       --------
Total from investment operations...............        0.78          0.01          1.14         1.31           0.44
                                                   --------      --------      --------     --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.06)        (0.27)        (0.10)       (0.09)         (0.07)
Net realized gain..............................       (0.26)        (0.21)           --        (0.16)         (0.04)
Return of capital..............................          --            --            --           --          (0.02)
                                                   --------      --------      --------     --------       --------
Total from distributions.......................       (0.32)        (0.48)        (0.10)       (0.25)         (0.13)
                                                   --------      --------      --------     --------       --------
Net asset value, end of period.................    $  12.40      $  11.94      $  12.41     $  11.37       $  10.31
                                                   ========      ========      ========     ========       ========
TOTAL RETURN (b) (c)...........................        6.51%         0.09%        10.04%       12.75%          4.38%
                                                   ========      ========      ========     ========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $366,076      $243,244      $195,128     $106,079       $ 32,176
Ratio of total expenses to average net
   assets......................................        1.30% (d)     1.34%         1.43%        1.65%          2.69% (d)
Ratio of net expenses to average net
   assets......................................        1.20% (d)     1.20%         1.20%        1.20%          1.20% (d)
Ratio of net investment income (loss)
   to average net assets.......................        1.24% (d)     1.35%         1.40%        1.27%          2.25% (d)
Portfolio turnover rate........................          44%           81%           65%          73%            34%


CLASS II SHARES
                                                  SIX MONTHS                    FOR THE
                                                    ENDED          YEAR          PERIOD
                                                  6/30/2016       ENDED          ENDED
                                                 (UNAUDITED)    12/31/2015   12/31/2014 (e)
                                                 ------------   ----------   --------------
Net asset value, beginning of period...........    $  11.95      $  12.43       $  11.63
                                                   --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.09          0.17           0.14
Net realized and unrealized gain (loss)........        0.71         (0.14)          0.77
                                                   --------      --------       --------
Total from investment operations...............        0.80          0.03           0.91
                                                   --------      --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.07)        (0.30)         (0.11)
Net realized gain..............................       (0.26)        (0.21)            --
                                                   --------      --------       --------
Total from distributions.......................       (0.33)        (0.51)         (0.11)
                                                   --------      --------       --------
Net asset value, end of period.................    $  12.42      $  11.95       $  12.43
                                                   ========      ========       ========
TOTAL RETURN (b) (c)...........................        6.71%         0.25%          7.82%
                                                   ========      ========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $     17      $     16       $     11
Ratio of total expenses to average net
   assets......................................        1.05% (d)     1.09%          1.21% (d)
Ratio of net expenses to average net
   assets......................................        0.95% (d)     0.95%          0.95% (d)
Ratio of net investment income (loss)
  to average net assets........................        1.50% (d)     1.64%          1.69% (d)
Portfolio turnover rate........................          44%           81%            65%

-----------------------------

(a) The Fund's Class I shares were seeded on April 12, 2012, and commenced operations on May 1, 2012.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


Page 48                  See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                  SIX MONTHS                    FOR THE
                                                    ENDED          YEAR          PERIOD
                                                  6/30/2016       ENDED          ENDED
                                                 (UNAUDITED)    12/31/2015   12/31/2014 (a)
                                                 ------------   ----------   --------------
Net asset value, beginning of period...........    $   9.86      $  10.39       $  10.00
                                                   --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.11          0.19           0.07
Net realized and unrealized gain (loss)........        0.65         (0.53) (b)      0.39
                                                   --------      --------       --------
Total from investment operations...............        0.76         (0.34)          0.46
                                                   --------      --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.09)        (0.19)         (0.07)
                                                   --------      --------       --------
Total from distributions.......................       (0.09)        (0.19)         (0.07)
                                                   --------      --------       --------
Net asset value, end of period.................    $  10.53      $   9.86       $  10.39
                                                   ========      ========       ========
TOTAL RETURN (c) (d)...........................        7.72%        (3.24)% (b)     4.57%
                                                   ========      ========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $ 14,682      $ 12,257       $  6,894
Ratio of total expenses to average net
   assets......................................        2.43% (e)     2.60%          6.00% (e)
Ratio of net expenses to average net
   assets......................................        0.83% (e)     0.90%          1.20% (e)
Ratio of net investment income (loss)
   to average net assets.......................        2.37% (e)     2.17%          2.35% (e)
Portfolio turnover rate........................          29%           93%            15%


CLASS II SHARES
                                                  SIX MONTHS                    FOR THE
                                                    ENDED          YEAR          PERIOD
                                                  6/30/2016       ENDED          ENDED
                                                 (UNAUDITED)    12/31/2015   12/31/2014 (a)
                                                 ------------   ----------   --------------
Net asset value, beginning of period...........    $   9.86   $     10.39   $      10.00
                                                   --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.12          0.24           0.04
Net realized and unrealized gain (loss)........        0.64         (0.55) (b)      0.43
                                                   --------      --------       --------
Total from investment operations...............        0.76         (0.31)          0.47
                                                   --------      --------       --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.10)        (0.22)         (0.08)
                                                   --------      --------       --------
Total from distributions.......................       (0.10)        (0.22)         (0.08)
                                                   --------      --------       --------
Net asset value, end of period.................    $  10.52      $   9.86       $  10.39
                                                   ========      ========       ========
TOTAL RETURN (c) (d)...........................        7.74%        (3.01)% (b)     4.74%
                                                   ========      ========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $    106      $    100       $    105
Ratio of total expenses to average net
   assets......................................        2.18% (e)     2.31%         14.44% (e)
Ratio of net expenses to average net
   assets......................................        0.58% (e)     0.67%          0.95% (e)
Ratio of net investment income (loss)
   to average net assets.......................        2.59% (e)     2.32%          0.54% (e)
Portfolio turnover rate........................          29%           93%            15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


                        See Notes to Financial Statements                Page 49

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                  SIX MONTHS       FOR THE
                                                    ENDED           PERIOD
                                                  6/30/2016         ENDED
                                                 (UNAUDITED)    12/31/2015 (a)
                                                 ------------   --------------
Net asset value, beginning of period...........    $   9.94        $  10.00
                                                   --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.02            0.01
Net realized and unrealized gain (loss)........       (0.15)          (0.07)
                                                   --------        --------
Total from investment operations...............       (0.13)          (0.06)
                                                   --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.01)             --
                                                   --------        --------
Total from distributions.......................       (0.01)             --
                                                   --------        --------
Net asset value, end of period.................    $   9.80        $   9.94
                                                   ========        ========
TOTAL RETURN (b) (c)...........................       (1.34)%         (0.60)%
                                                   ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $ 14,010        $  5,440
Ratio of total expenses to average net
   assets......................................        2.28% (d)      11.71% (d)
Ratio of net expenses to average net
   assets......................................        0.86% (d)       0.79% (d)
Ratio of net investment income (loss)
   to average net assets.......................        0.97% (d)       1.54% (d)
Portfolio turnover rate........................         110%             --%


CLASS II SHARES
                                                  SIX MONTHS       FOR THE
                                                    ENDED           PERIOD
                                                  6/30/2016         ENDED
                                                 (UNAUDITED)    12/31/2015 (a)
                                                 ------------   --------------
Net asset value, beginning of period...........    $   9.95        $  10.00
                                                   --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................        0.04            0.01
Net realized and unrealized gain (loss)........       (0.16)          (0.06)
                                                   --------        --------
Total from investment operations...............       (0.12)          (0.05)
                                                   --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................       (0.02)             --
                                                   --------        --------
Total from distributions.......................       (0.02)             --
                                                   --------        --------
Net asset value, end of period.................    $   9.81        $   9.95
                                                   ========        ========
TOTAL RETURN (b) (c)...........................       (1.23)%         (0.50)%
                                                   ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $     49        $     50
Ratio of total expenses to average net
   assets......................................       56.58% (d)      37.40% (d)
Ratio of net expenses to average net
   assets......................................        0.60% (d)       0.51% (d)
Ratio of net investment income (loss)
   to average net assets.......................        0.94% (d)       0.86% (d)
Portfolio turnover rate........................         110%             --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


Page 50                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade bond portfolio. Investment-grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds are invested in: investment-grade bonds included in the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment-grade bonds of issuers whose securities are included in the Bond Index; and investment-grade bonds of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

First Trust Multi Income's investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid- or large capitalization companies.

-----------------------------

(1) Prior to April 30, 2013, the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

First Trust Dorsey Wright's investment objective is to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may subsequently be revised based on information received from the REITs after their tax reporting periods are concluded.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of, "Net change in unrealized appreciation (depreciation) on Futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid by each applicable Fund during the period ended December 31, 2015 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $ 7,639,768          $ 2,191,215          $        --
First Trust Multi Income                                       237,002                   --                   --
First Trust Dorsey Wright                                           --                   --                   --

As of December 31, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                Accumulated              Net
                                                          Undistributed         Capital and           Unrealized
                                                             Ordinary              Other             Appreciation
                                                              Income            Gains (Loss)        (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $        --          $ 7,108,070          $ 1,372,640
First Trust Multi Income                                        24,736             (108,013)            (575,558)
First Trust Dorsey Wright                                        6,330                   --              (51,750)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)


F. INCOME TAXES

First Trust Dow Jones and First Trust Multi Income intend to continue to qualify, and First Trust Dorsey Wright intends to qualify, as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which includes distributing substantially all of their net investment income and net realized gains to shareholders. Each Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit for First Trust Dow Jones. Taxable years ended 2014 and 2015 remain open to federal and state audit for First Trust Multi Income. Also, the taxable year ended 2015 remains open for First Trust Dorsey Wright. As of June 30, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, for federal income tax purposes, the Funds had capital loss carryforward available, to the extent provided by regulations, to offset capital gains as follows:


                                              Non-Expiring
                                              Capital Loss
                                              Carryforwards
                                             ---------------
First Trust Dow Jones                          $        --
First Trust Multi Income                           108,013
First Trust Dorsey Wright                               --


G. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

H. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)


I. INTEREST-ONLY SECURITIES

An interest-only security "(IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and on-going monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a non-discretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

During the year ended December 31, 2015, First Trust Multi Income received a reimbursement from the Advisor of $5,471 in connection with a trade error.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, and taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (the "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2017. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05%, respectively, of the Fund's average daily net assets per year at least until October 31, 2017. In First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Cap. However, total net annual fund expense may be higher or lower than the Expense Cap.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

The advisory fee waivers and expense reimbursements for the six-month period ended June 30, 2016, and the expenses borne by First Trust subject to recovery from the applicable Fund at June 30, 2016, are included in the table below.

                                                 FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                --------------------------------------------------------------------------------------------------
                                                               SIX MONTHS        YEAR           YEAR       SIX MONTHS
                                                                 ENDED          ENDED          ENDED         ENDED
                                    FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    JUNE 30,
                                   WAIVED       REIMBURSED        2013           2014           2015          2016        TOTAL
                                ------------   ------------   ------------   ------------   ------------   ----------   ----------
First Trust Dow Jones           $    137,978   $         --   $    123,752   $    308,178   $    347,277   $  137,978   $  917,185
First Trust Multi Income              39,726         41,889             --        101,172        151,967       81,615      334,754
First Trust Dorsey Wright             14,979         59,225             --             --         48,180       74,204      122,384

During the six months ended June 30, 2016, First Trust did not recover any fees that were previously waived or reimbursed.

First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2017. During the six-month period ended June 30, 2016, First Trust reimbursed First Trust Multi Income $24,498 of fees that are not subject to recovery.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. Stonebridge is a majority-owned affiliate of FTCP.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. BNYM IS serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2016                 DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      8,866,710    $108,567,495       9,010,497    $112,072,958
   Class II                            --              --             485           6,004
                             ------------    ------------    ------------    ------------
Total Sales:                    8,866,710    $108,567,495       9,010,982    $112,078,962
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                        715,540    $  8,758,213         810,396    $  9,830,416
   Class II                            12             148              11             121
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:      715,552    $  8,758,361         810,407    $  9,830,537
                             ============    ============    ============    ============
Redemptions:
   Class I                       (448,685)   $ (5,378,871)     (5,160,259)   $(63,164,485)
   Class II                           (42)           (484)             --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (448,727)   $ (5,379,355)     (5,160,259)   $(63,164,485)
                             ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2016                 DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        248,278    $  2,495,922         929,411    $  9,657,422
   Class II                            --              --             290           3,051
                             ------------    ------------    ------------    ------------
Total Sales:                      248,278    $  2,495,922         929,701    $  9,660,473
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         12,094    $    125,781          23,869    $    234,274
   Class II                            --              --              --               5
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       12,094    $    125,781          23,869    $    234,279
                             ============    ============    ============    ============
Redemptions:
   Class I                       (108,094)   $ (1,091,690)       (374,076)   $ (3,781,375)
   Class II                            --              --            (290)         (3,012)
                             ------------    ------------    ------------    ------------
Total Redemptions:               (108,094)   $ (1,091,690)       (374,366)   $ (3,784,387)
                             ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

Capital transactions for First Trust Dorsey Wright were as follows:

                                   SIX MONTHS ENDED                    PERIOD ENDED
                                     JUNE 30, 2016                   DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        985,435    $  9,450,807         547,381    $  5,488,309
   Class II                            --              --           5,000          50,000
                             ------------    ------------    ------------    ------------
Total Sales:                      985,435    $  9,450,807         552,381    $  5,538,309
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                          1,027    $      9,989              --    $         --
   Class II                             9              90              --              --
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:        1,036    $     10,079              --    $         --
                             ============    ============    ============    ============
Redemptions:
   Class I                       (103,630)   $   (994,009)           (247)   $     (2,475)
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (103,630)   $   (994,009)           (247)   $     (2,475)
                             ============    ============    ============    ============

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by First Trust Dow Jones at June 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of June 30, 2016.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest Rate Risk   Variation Margin Receivable   $    3,906   Variation Margin Payable      $    4,141

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                INTEREST RATE RISK
-------------------------------------------------------------------
Net realized gain (loss) on futures                     $  (308,609)
Net change in unrealized gain (loss) on futures            (257,141)

During the six months ended June 30, 2016, the amount of notional values of futures contracts opened and closed were $33,374,047 and $33,219,696, respectively.

First Trust Dow Jones does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           6. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

Amounts relating to these investments in First Trust Multi Income at June 30, 2016, and for the period then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     12/31/2015  PURCHASES    SALES    6/30/2016   6/30/2016     INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Low Duration
   Opportunities ETF                                      --      3,297     (3,296)          1  $       52  $       --        $ 687
First Trust Preferred Securities and
   Income ETF                                         45,430      5,760     (6,120)     45,070     857,231      26,434       (2,496)
First Trust Senior Loan Fund                          37,730     11,480     (2,150)     47,060   2,250,409      37,915       (4,086)
First Trust Tactical High Yield ETF                   17,680      2,990     (2,890)     17,780     847,573      24,571       (9,656)
                                                                                                -----------------------------------
                                                                                                $3,955,265  $   88,920  $   (15,551)
                                                                                                ===================================

Amounts relating to these investments in First Trust Dorsey Wright at June 30, 2016, and for the period then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     12/31/2015  PURCHASES    SALES    6/30/2016   6/30/2016     INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                                   11,835     18,545    (14,020)     16,360  $  551,659   $   2,033   $   (6,136)
First Trust Consumer Staples
   AlphaDEX(R) Fund                                   10,272     12,160    (10,168)     12,264     593,210       5,030       13,895
First Trust Developed Markets
   Ex-US AlphaDEX(R) Fund                              1,405      2,464       (135)      3,734     168,142       1,676         (326)
First Trust Dow Jones Internet Index Fund              7,025      8,294     (7,004)      8,315     599,678          --      (57,067)
First Trust Emerging Markets
   AlphaDEX(R) Fund                                    3,196      6,325       (486)      9,035     173,924       1,686         (394)
First Trust Energy AlphaDEX(R) Fund                       --     42,142       (457)     41,685     621,106       2,389          477
First Trust Germany AlphaDEX(R) Fund                     760      1,210        (80)      1,890      65,432         890          (31)
First Trust Health Care AlphaDEX(R) Fund               7,993      3,663    (11,656)         --          --          --      (46,498)
First Trust Hong Kong AlphaDEX(R) Fund                   707        249       (956)         --          --          --       (4,252)
First Trust ISE Chindia Index Fund                       870      1,775       (121)      2,524      68,527         266         (215)
First Trust Japan AlphaDEX(R) Fund                        --      1,592        (27)      1,565      71,145         335           (7)
First Trust Large Cap Growth
   AlphaDEX(R) Fund                                       --     23,989    (10,924)     13,065     651,943       1,661       33,965
First Trust Mid Cap Core AlphaDEX(R) Fund             10,218     16,621    (13,961)     12,878     650,597       2,345      (67,428)
First Trust Mid Cap Growth AlphaDEX(R) Fund           18,758     21,795    (18,593)     21,960     659,020         738      (26,071)
First Trust NYSE Arca Biotechnology
   Index Fund                                          5,574      1,965     (7,539)         --          --          --     (204,063)
First Trust Small Cap Growth
   AlphaDEX(R) Fund                                   18,576      6,550    (25,126)         --          --          --      (39,815)
First Trust Switzerland AlphaDEX(R) Fund                 692      1,100        (98)      1,694      65,371       1,336          (12)
First Trust United Kingdom AlphaDEX(R) Fund              698      1,215        (72)      1,841      61,213         732         (364)
First Trust Utilities AlphaDEX(R) Fund                    --     41,201    (18,965)     22,236     601,039       4,710       18,146
                                                                                                -----------------------------------
                                                                                                $5,602,006   $  25,827   $ (386,196)
                                                                                                ===================================


                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the six months ended June 30, 2016, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      8. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the six months ended June 30, 2016, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   176,330,581      $    76,199,354
First Trust Multi Income                4,440,883            3,578,926
First Trust Dorsey Wright              17,263,706            9,289,795

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the six months ended June 30, 2016, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $    50,642,145      $    50,383,858
First Trust Multi Income                  738,893              182,140
First Trust Dorsey Wright                      --                   --


                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $135 million Credit Agreement with BNYM (the "BNYM Line of Credit") to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the Commitment fees line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the six months ended June 30, 2016.

                              10. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

AFFILIATED FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

DEPOSITORY RECEIPTS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. The Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. The First Trust Multi Income Allocation Portfolio invests in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Because the Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest hold equity securities, the value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses, and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. The Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are


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--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

more susceptible to the risks of interest deferral and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

HIGH YIELD SECURITIES RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the First Trust Multi Income Allocation Portfolio may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's NAV could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

INDEX REBALANCE RISK. Pursuant to the methodology that the Fund's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETF's included in the Fund. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying Fund's expenses, and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

LIQUIDITY RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest a portion of their assets in other funds which invest in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the First Trust Multi Income Allocation Portfolio's and the First Trust Dorsey Wright Tactical Core Portfolio's ability to mitigate risk and to meet redemptions.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LOAN RISK. An investment in loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments.

MANAGEMENT RISK. The Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. The First Trust Multi Income Allocation Portfolio's investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MLP TAX RISK. With respect to First Trust Multi Income Allocation Portfolio, the Fund's ability to meet its investment objectives depends, in part, on the level of taxable income and distributions it receives from the MLP and MLP-related entities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the shares of a Fund.

MORTGAGE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. The First Trust/Dow Jones Dividend & Income Allocation Portfolio may invest in such securities. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which the First Trust Dorsey Wright Tactical Core Portfolio invests may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NEW FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The First Trust Multi Income Allocation Portfolio invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

SMALL FUND RISK. The Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. The First Trust Multi Income Allocation Portfolio invests in TIPs. TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                     AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of the First Trust Variable Insurance Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of each of First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Multi Income Allocation Portfolio (each a "Fund" and together the "Funds"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); and the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Energy Income Partners, LLC ("Energy Income Partners") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Stonebridge Sub-Advisory Agreement and the Energy Income Partners Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge and Energy Income Partners are individually referred to as a "Sub-Advisor" and are collectively referred to as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund and the continuation of the Sub-Advisory Agreements is in the best interests of First Trust Multi Income Allocation Portfolio in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Funds and by the Sub-Advisors to First Trust Multi Income Allocation Portfolio (including the relevant personnel responsible for these services and their experience); the advisory fee rates payable by each Fund and the sub-advisory fees for First Trust Multi Income Allocation Portfolio as compared to fees charged to a peer group of funds provided by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and each of the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor continue to be reasonable business arrangements from the perspective of the Funds and the Funds' shareholders. Similarly, the Board applied its business judgment to determine whether the arrangements among the Trust, the Advisor and each of the Sub-Advisors continue to be reasonable business arrangements from the perspective of First Trust Multi Income Allocation Portfolio and the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Advisor manages the Funds and knowing that the Sub-Advisors serve as such for First Trust Multi Income Allocation Portfolio and knowing the advisory fee.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Funds, and reviewed all of the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds, including for the management of the Funds' investments and the oversight of the Sub-Advisors for First Trust Multi Income Allocation Portfolio. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Funds' compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements for First Trust Multi Income Allocation Portfolio, the Board considered the services that each Sub-Advisor provides to the Fund, noting that Energy Income Partners is responsible for the day-to-day management of a portion of the Fund's investments and that Stonebridge serves in a non-discretionary capacity for a portion of the Fund's investments. The Board noted the background and experience of each Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Advisor and to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that the Advisor and, for First Trust Multi Income Allocation Portfolio, the Sub-Advisors, have managed the Funds consistent with each Fund's respective investment objectives and policies.

The Board considered the advisory fee rate payable by each Fund under the Advisory Agreement and, for First Trust Multi Income Allocation Portfolio, considered the sub-advisory fees paid under the Sub-Advisory Agreements for the services provided, noting that the sub-advisory fees are paid by the Advisor from its advisory fee. The Board considered that the Advisor had agreed to extend the current expense caps for Class I and Class II shares of each Fund at least until May 1, 2017. The Board noted that expenses borne or advisory fees waived by First Trust are subject to reimbursement by the applicable Fund for up to three years from the date the expense was incurred or advisory fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time of the reimbursement or at the time the expenses were borne or advisory fees were waived by First Trust. The Board also noted that the Advisor had extended through May 1, 2017 its agreement to reduce the advisory fee payable by First Trust Multi Income Allocation Portfolio in the amount of 0.37% of the Fund's average daily net assets. The Board received and reviewed information for each Fund showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. Based on the information provided, the Board noted that the advisory fee of each Fund was below the median advisory fee of the peer funds in the Fund's MPI Peer Group. The Board also noted that with respect to the total (net) expense ratio of each Fund's Class I shares, First Trust Multi Income Allocation Portfolio's net expense ratio was below, and First Trust/Dow Jones Dividend & Income Allocation Portfolio's net expense ratio was above, the median expense ratio of the peer funds in the Fund's MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for the Funds. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing the Funds' performance. The Board received and reviewed information comparing each Fund's performance for periods ended December 31, 2015 to the performance of the Fund's MPI Peer Group and to benchmark indexes, including at least one blended benchmark. Based on the information provided, the Board noted that First Trust/Dow Jones Dividend & Income Allocation Portfolio's performance (Class I shares) outperformed the MPI Peer Group average for the one-year period ended December 31, 2015 and underperformed the MPI Peer Group average for the three-year period ended December 31, 2015. The Board noted that First Trust Multi Income Allocation Portfolio's performance (Class I shares) underperformed the MPI Peer Group average for the one-year period ended December 31, 2015.

On the basis of all the information provided on the fees, expenses and performance of the Funds and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund and the sub-advisory fees for First Trust Multi Income Allocation Portfolio continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Advisory Agreement and provided to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Sub-Advisory Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to each Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2016 (UNAUDITED)

Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered the majority ownership interest of an affiliate of the Advisor in Stonebridge and the investment by an affiliate of the Advisor in Energy Income Partners and potential fall-out benefits to the Advisor from such interests. The Board noted that FTP is compensated for services provided to the Funds through Rule 12b 1 distribution and service fees payable by Class I shares, and that the Advisor receives compensation from the Funds for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge's expenses and noted Stonebridge's recent hiring of additional personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and Stonebridge. The Board also considered information provided by Stonebridge with respect to the profitability of the Stonebridge Sub Advisory Agreement to Stonebridge. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with First Trust Multi Income Allocation Portfolio, including potential fall-out benefits to Stonebridge from the ownership interest of an affiliate of the Advisor in Stonebridge. The Board noted that Stonebridge does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners' investment services expenses are primarily fixed, and that Energy Income Partners has made recent investments in infrastructure and personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and Energy Income Partners. The Board also considered information provided by Energy Income Partners as to the profitability of the Energy Income Partners Sub Advisory Agreement to Energy Income Partners. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with First Trust Multi Income Allocation Portfolio, including the potential fall-out benefits to Energy Income Partners from the ownership interest of an affiliate of the Advisor in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the applicable Funds. No single factor was determinative in the Board's analysis.


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
FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                                 Stonebridge Advisors, LLC
10 Wright Street                                            10 Westport Road, Suite C101
Westport, CT 06880                                          Wilton, CT 06897


ADMINISTRATOR & FUND ACCOUNTANT

FIRST TRUST/DOW JONES DIVIDEND & INCOME                     FIRST TRUST DORSEY WRIGHT TACTICAL
   ALLOCATION PORTFOLIO                                        CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO               Brown Brothers Harriman & Co.
BNY Mellon Investment Servicing (US) Inc.                   50 Post Office Square
301 Bellevue Parkway                                        Boston, MA  02110
Wilmington, DE 19809


CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME                     FIRST TRUST DORSEY WRIGHT TACTICAL
   ALLOCATION PORTFOLIO                                        CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO               Brown Brothers Harriman & Co.
The Bank of New York Mellon                                 50 Post Office Square
101 Barclay Street, 20th Floor                              Boston, MA  02110
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603
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ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR
229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
      270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
      Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
      270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section
       302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section
       906 of the Sarbanes- Oxley Act of 2002 are attached hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Variable Insurance Trust
                 ---------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 22, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 22, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.